                                 [CUBE GRAPHIC]


                          INSTITUTIONAL SELECT(R) FUNDS


                                Semiannual Report
                                 April 30, 2002



                                         INSTITUTIONAL SELECT
                                         S&P 500 Fund



                                         INSTITUTIONAL SELECT
                                         Large-Cap Value Index Fund



                                         INSTITUTIONAL SELECT
                                         Small-Cap Value Index Fund

                                 [CUBE GRAPHIC]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

This semiannual report is designed to provide you with detailed information about the Institutional Select(R) Funds, a family of index funds designed to serve the needs of investment managers and their clients. These funds have competitive expense ratios and are generally only available through investment managers. With the support of investors, combined assets in the Institutional Select Funds have grown to over $445 million as of April 30, 2002.

Charles Schwab Investment Management, Inc. (CSIM) serves as the investment advisor for the Institutional Select Funds. CSIM is committed to providing investors with high-quality, cost-efficient investment solutions. Incorporated in 1989, CSIM is one of the leading mutual fund companies in the United States, managing more than $145 billion in assets for over six million shareholder accounts, as of April 30, 2002.

I would like to thank you for your business. We will continue to do everything we can to warrant the trust you have placed in us.


Sincerely,


/s/ Charles Schwab
-------------------
Charles Schwab


Institutional Select(R) Funds


SEMIANNUAL REPORT
November 1, 2001 - April 30, 2002

  1   Market Overview

  5   Institutional Select S&P 500 Fund

 20   Institutional Select Large-Cap Value Index Fund

 33   Institutional Select Small-Cap Value Index Fund

 46   Financial Notes

MARKET OVERVIEW

SHORT RECESSION GIVES WAY TO A LUKEWARM ECONOMIC RECOVERY.

The six months covered by this report saw the U.S. economy showing definite signs of improvement after the brief and mild recession that began in March 2001. However, by the end of the report period the recovery was still relatively tepid, with few economic measures appearing healthy and others still not showing clear signs of improvement.

On the positive side, Gross Domestic Product (GDP), after surprising many economists with a positive fourth quarter 2001, grew at an annualized rate of 5.6% during Q1 2002 (see chart, page 2). In March, consumer confidence posted its largest one-month gain since 1991 but then faltered slightly in April. Also in April, the Institute for Supply Management reported growth in both the manufacturing and non-manufacturing segments of the economy.

[PHOTO OF WAREHOUSE]

However, business investment continued to be lethargic. Orders for durable goods fell 0.6% in March, led by continued weakness in telecom installations and office building construction. After five straight quarters of decline, business spending on equipment and software was flat, potentially indicating a bottom but not yet a return to growth. Much of the GDP growth can be traced to businesses rebuilding




ASSET CLASS PERFORMANCE COMPARISON % returns during the report period
--------------------------------------------------------------------------------
This graph compares the performance of various asset classes (as represented by indices) during the report period.

[LINE CHART]

               Lehman
              Aggregate                   Russell
                Bond        MSCI EAFE       2000      S&P 500     3 Month
                Index         Index        Index       Index       T-Bill
                -----         -----        -----       -----       ------
02-Nov-01       -0.42          1.16         1.15        2.59        0.02
09-Nov-01        0.04          3.32         2.35        5.72         0.1
16-Nov-01       -2.01          4.00         5.48        7.45        0.11
23-Nov-01       -2.34          3.56         7.15        8.55        0.14
30-Nov-01       -1.38          3.75         7.74        7.67        0.21
07-Dec-01       -2.84          5.35        12.55        9.46        0.26
14-Dec-01       -2.82          1.51        10.27        6.13        0.28
21-Dec-01       -2.39          1.92        13.26        8.19        0.32
28-Dec-01       -2.45          3.89        15.58        9.71        0.35
04-Jan-02       -2.24          6.08        16.91       10.93        0.39
11-Jan-02       -0.76          2.99        14.75        8.38        0.45
18-Jan-02       -0.92          1.06        11.11        6.68        0.47
25-Jan-02       -1.44         -0.04        12.29        7.22        0.48
01-Feb-02       -1.01         -1.19        12.48        6.28        0.51
08-Feb-02       -0.68         -2.59         9.38        3.82        0.55
15-Feb-02       -0.46         -0.15        10.02        4.58        0.58
22-Feb-02       -0.27         -2.28         9.07        3.22        0.61
01-Mar-02       -0.66          0.89        12.21        7.36        0.64
08-Mar-02       -1.79          6.70        17.29       10.43        0.67
15-Mar-02       -1.98          6.54        17.15       10.61        0.69
22-Mar-02       -2.07          5.23        17.93        8.95        0.73
29-Mar-02        -1.9          4.95        18.95        8.92        0.78
05-Apr-02       -0.93          4.94        16.93        6.58        0.82
12-Apr-02       -0.69          3.11        21.11        5.47        0.86
19-Apr-02       -0.46          6.42        21.58        6.81        0.89
26-Apr-02        0.09          5.41        17.86        2.17        0.92

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

      ------------------------------------------------------------------
      Although unemployment rose during most of the report period, it is still not high by historical standards.
      ------------------------------------------------------------------

MARKET OVERVIEW Continued


inventories. However, inventory activity is likely to slow--especially since consumer confidence, after its big March increase, fell again in April as con-sumers became wary of rising energy prices and tensions in the Mideast.


UNEMPLOYMENT REACHES SEVEN AND A HALF-YEAR HIGH, BUT PACE OF INCREASE SLOWS.

[PHOTO OF MAN]

After reaching new lows in 2000, the U.S. unemployment rate began rising rapidly in 2001. By the end of December 2001 it was at 5.8%, the highest level in over six years. After dropping a bit in January and February 2002, unemployment rose again in March and April, reaching its highest level since August, 1994. The rise in the unemployment rate has slowed so far in 2002, but continuing claims reached a 20-year high. Until the effects of the economic recovery reach the job market, further increases in unemployment may occur. Meanwhile, inflation remained low, in part because employers have enjoyed extremely strong worker productivity, which has helped stabilize labor costs and consumer prices.


--------------------------------------------------------------------------------
ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.
--------------------------------------------------------------------------------

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown


Growth of 1.7% in Q4 2001 pleasantly surprised many, as did Q1 2002 growth of 5.6%.

[BAR CHART]

Q2 1992                   3.8
Q3 1992                   3.1
Q4 1992                   5.4
Q1 1993                  -0.1
Q2 1993                   2.5
Q3 1993                   1.8
Q4 1993                   6.2
Q1 1994                   3.4
Q2 1994                   5.7
Q3 1994                   2.2
Q4 1994                   5.0
Q1 1995                   1.5
Q2 1995                   0.8
Q3 1995                   3.1
Q4 1995                   3.2
Q1 1996                   2.9
Q2 1996                   6.8
Q3 1996                   2.0
Q4 1996                   4.6
Q1 1997                   4.4
Q2 1997                   5.9
Q3 1997                   4.2
Q4 1997                   2.8
Q1 1998                   6.1
Q2 1998                   2.2
Q3 1998                   4.1
Q4 1998                   6.7
Q1 1999                   3.1
Q2 1999                   1.7
Q3 1999                   4.7
Q4 1999                   8.3
Q1 2000                   2.3
Q2 2000                   5.7
Q3 2000                   1.3
Q4 2000                   1.9
Q1 2001                   1.3
Q2 2001                   0.3
Q3 2001                  -1.3
Q4 2001                   1.7
Q1 2002                   5.6


Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see an increase in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

      ----------------------------------------------------------------
      Inflation doesn't appear to be a problem for now. But convincing evidence of an economic revival could lead to interest rate increases.
      ----------------------------------------------------------------

SLIM GAINS FOR LARGE-CAP STOCKS; SMALL-CAPS, INTERNATIONAL DO WELL.

[PHOTO OF ASSEMBLY LINE]

Signs that an economic recovery was in sight, continued low interest rates, and some positive Q1 2002 earnings surprises were not enough to significantly increase stock prices of large-size U.S. companies (see chart, page 1). One reason appears to have been the high prices of these stocks compared to earn-ings. Companies have worked to improve earnings by trimming costs, but any sustained earnings improvement will likely come only with stronger demand for goods and services. Lingering concerns over accounting issues, high corporate debt levels, and the excesses of the tech market bubble further undermined investor confidence in large-cap stocks.

In contrast, international stocks performed relatively well for U.S. investors, as gains were amplified by a weakening U.S. dollar. Small-cap companies were a definite bright spot during the period, as investors saw them being less affected by accounting indiscretions and high-valuation concerns. Bonds were flat for the period while Treasuries were slightly positive.


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations


After a decade of declines, unemployment rose sharply, reaching 6.0% in April 2002--over two percentage points above its three-decade low of 3.9% in 2000.

[LINE CHART]

31-Mar-92            7.4
   Apr-92            7.4
   May-92            7.6
   Jun-92            7.8
   Jul-92            7.7
   Aug-92            7.6
   Sep-92            7.6
   Oct-92            7.3
   Nov-92            7.4
   Dec-92            7.4
   Jan-93            7.3
   Feb-93            7.1
   Mar-93              7
   Apr-93            7.1
   May-93            7.1
   Jun-93              7
   Jul-93            6.9
   Aug-93            6.8
   Sep-93            6.7
   Oct-93            6.8
   Nov-93            6.6
   Dec-93            6.5
   Jan-94            6.8
   Feb-94            6.6
   Mar-94            6.5
   Apr-94            6.4
   May-94            6.1
   Jun-94            6.1
   Jul-94            6.3
   Aug-94              6
   Sep-94            5.8
   Oct-94            5.8
   Nov-94            5.6
   Dec-94            5.5
   Jan-95            5.6
   Feb-95            5.4
   Mar-95            5.3
   Apr-95            5.8
   May-95            5.8
   Jun-95            5.6
   Jul-95            5.6
   Aug-95            5.7
   Sep-95            5.6
   Oct-95            5.5
   Nov-95            5.7
   Dec-95            5.6
   Jan-96            5.6
   Feb-96            5.5
   Mar-96            5.6
   Apr-96            5.5
   May-96            5.6
   Jun-96            5.3
   Jul-96            5.5
   Aug-96            5.1
   Sep-96            5.2
   Oct-96            5.2
   Nov-96            5.3
   Dec-96            5.4
   Jan-97            5.3
   Feb-97            5.3
   Mar-97            5.1
   Apr-97              5
   May-97            4.7
   Jun-97              5
   Jul-97            4.7
   Aug-97            4.9
   Sep-97            4.7
   Oct-97            4.7
   Nov-97            4.6
   Dec-97            4.7
   Jan-98            4.5
   Feb-98            4.6
   Mar-98            4.6
   Apr-98            4.3
   May-98            4.3
   Jun-98            4.5
   Jul-98            4.5
   Aug-98            4.5
   Sep-98            4.5
   Oct-98            4.5
   Nov-98            4.4
   Dec-98            4.3
   Jan-99            4.3
   Feb-99            4.4
   Mar-99            4.2
   Apr-99            4.3
   May-99            4.2
   Jun-99            4.3
   Jul-99            4.3
   Aug-99            4.2
   Sep-99            4.2
   Oct-99            4.1
   Nov-99            4.1
   Dec-99            4.1
   Jan-00              4
   Feb-00            4.1
   Mar-00            4.1
   Apr-00            3.9
   May-00            4.1
   Jun-00              4
   Jul-00              4
   Aug-00            4.1
   Sep-00            3.9
   Oct-00            3.9
   Nov-00              4
   Dec-00              4
   Jan-01            4.2
   Feb-01            4.2
   Mar-01            4.3
   Apr-01            4.5
   May-01            4.4
   Jun-01            4.5
   Jul-01            4.5
   Aug-01            4.9
   Sep-01            4.9
   Oct-01            5.4
   Nov-01            5.6
   Dec-01            5.8
   Jan-02            5.6
   Feb-02            5.5
   Mar-02            5.7
30-Apr-02              6


This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.

MEASURES OF INFLATION

Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for the 12 months ended April 30, 2002 (2.5% if food and energy are excluded). ECI rose 3.9% for the 12 months ended March 31, 2002.


[LINE CHART]

                      CONSUMER                            EMPLOYMENT
Date                 PRICE INDEX           Date           COST INDEX
31-Mar-92                 3.2            30-Jun-92           3.6
   Apr-92                 3.2               Sep-92           3.5
   May-92                   3               Dec-92           3.5
   Jun-92                 3.1               Mar-93           3.5
   Jul-92                 3.2               Jun-93           3.6
   Aug-92                 3.1               Sep-93           3.6
   Sep-92                   3               Dec-93           3.5
   Oct-92                 3.2               Mar-94           3.2
   Nov-92                   3               Jun-94           3.2
   Dec-92                 2.9               Sep-94           3.2
   Jan-93                 3.3               Dec-94             3
   Feb-93                 3.2               Mar-95           2.9
   Mar-93                 3.1               Jun-95           2.9
   Apr-93                 3.2               Sep-95           2.7
   May-93                 3.2               Dec-95           2.7
   Jun-93                   3               Mar-96           2.8
   Jul-93                 2.8               Jun-96           2.9
   Aug-93                 2.8               Sep-96           2.8
   Sep-93                 2.7               Dec-96           2.9
   Oct-93                 2.8               Mar-97           2.9
   Nov-93                 2.7               Jun-97           2.8
   Dec-93                 2.7               Sep-97             3
   Jan-94                 2.5               Dec-97           3.3
   Feb-94                 2.5               Mar-98           3.3
   Mar-94                 2.5               Jun-98           3.5
   Apr-94                 2.4               Sep-98           3.7
   May-94                 2.3               Dec-98           3.4
   Jun-94                 2.5               Mar-99             3
   Jul-94                 2.8               Jun-99           3.2
   Aug-94                 2.9               Sep-99           3.1
   Sep-94                   3               Dec-99           3.4
   Oct-94                 2.6               Mar-00           4.3
   Nov-94                 2.7               Jun-00           4.4
   Dec-94                 2.7               Sep-00           4.3
   Jan-95                 2.8               Dec-00           4.1
   Feb-95                 2.9               Mar-01           4.1
   Mar-95                 2.9               Jun-01           3.9
   Apr-95                 3.1               Sep-01           4.1
   May-95                 3.2               Dec-01           4.1
   Jun-95                   3            31-Mar-02           3.9
   Jul-95                 2.8
   Aug-95                 2.6
   Sep-95                 2.5
   Oct-95                 2.8
   Nov-95                 2.6
   Dec-95                 2.5
   Jan-96                 2.7
   Feb-96                 2.7
   Mar-96                 2.8
   Apr-96                 2.9
   May-96                 2.9
   Jun-96                 2.8
   Jul-96                   3
   Aug-96                 2.9
   Sep-96                   3
   Oct-96                   3
   Nov-96                 3.3
   Dec-96                 3.3
   Jan-97                   3
   Feb-97                   3
   Mar-97                 2.8
   Apr-97                 2.5
   May-97                 2.2
   Jun-97                 2.3
   Jul-97                 2.2
   Aug-97                 2.2
   Sep-97                 2.2
   Oct-97                 2.1
   Nov-97                 1.8
   Dec-97                 1.7
   Jan-98                 1.6
   Feb-98                 1.4
   Mar-98                 1.4
   Apr-98                 1.4
   May-98                 1.7
   Jun-98                 1.7
   Jul-98                 1.7
   Aug-98                 1.6
   Sep-98                 1.5
   Oct-98                 1.5
   Nov-98                 1.5
   Dec-98                 1.6
   Jan-99                 1.7
   Feb-99                 1.6
   Mar-99                 1.7
   Apr-99                 2.3
   May-99                 2.1
   Jun-99                   2
   Jul-99                 2.1
   Aug-99                 2.3
   Sep-99                 2.6
   Oct-99                 2.6
   Nov-99                 2.6
   Dec-99                 2.7
   Jan-00                 2.7
   Feb-00                 3.2
   Mar-00                 3.7
   Apr-00                   3
   May-00                 3.1
   Jun-00                 3.7
   Jul-00                 3.7
   Aug-00                 3.4
   Sep-00                 3.5
   Oct-00                 3.4
   Nov-00                 3.4
   Dec-00                 3.4
   Jan-01                 3.7
   Feb-01                 3.5
   Mar-01                 2.9
   Apr-01                 3.3
   May-01                 3.6
   Jun-01                 3.2
   Jul-01                 2.7
   Aug-01                 2.7
   Sep-01                 2.6
   Oct-01                 2.1
   Nov-01                 1.9
   Dec-01                 1.6
   Jan-02                 1.1
   Feb-02                 1.1
   Mar-02                 1.5
30-Apr-02                 1.6


The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

LOOKING AHEAD: NEGATIVE FACTORS SEEM UNLIKELY TO DERAIL RECOVERY.

The Federal Reserve (the Fed) now appears likely to keep interest rates low until August, and perhaps longer if the recovery has not gathered sufficient strength by then. As noted earlier, unemployment has shown signs of stabilizing, and the stock market has held its ground in the face of high valuations.

At the same time, we don't expect the recovery to pick up momentum anytime soon. Consumer spending is already strong (atypically, it remained so through most of this past recession), and inventories are already largely back to normal, so further major increases in these areas don't seem likely for now. Looking forward, we see several factors that could weaken or delay the recovery. A falling dollar could make U.S. securities unattractive to foreign investors. Consumer spending may at last falter. The war against terrorism could involve unexpected costs, and threats to world political stability could drive up petroleum prices. Concerns over accounting issues continue to hover over the markets and earnings could be lower as companies adopt more conservative accounting methods. In spite of these issues, however, the overall economic outlook remains positive.

[PHOTO OF PEOPLE AT MALL]



--------------------------------------------------------------------------------

YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries

[LINE CHART]

The report period saw the last of the Fed's long string of interest rate cuts, which boosted prices modestly and left yields at very low levels.

                              5 Yr                    10 Yr
31-Mar-92                     6.92                     7.53
   Apr-92                     6.88                     7.58
   May-92                      6.6                     7.32
   Jun-92                     6.27                     7.12
   Jul-92                     5.82                     6.71
   Aug-92                     5.58                      6.6
   Sep-92                     5.32                     6.35
   Oct-92                     5.89                     6.79
   Nov-92                     6.22                     6.94
   Dec-92                     5.99                     6.69
   Jan-93                     5.55                     6.36
   Feb-93                     5.21                     6.02
   Mar-93                     5.24                     6.02
   Apr-93                     5.11                     6.01
   May-93                     5.37                     6.15
   Jun-93                     5.05                     5.78
   Jul-93                     5.15                     5.81
   Aug-93                     4.79                     5.45
   Sep-93                     4.77                     5.38
   Oct-93                     4.85                     5.43
   Nov-93                     5.16                     5.82
   Dec-93                     5.21                     5.79
   Jan-94                     5.02                     5.64
   Feb-94                     5.57                     6.13
   Mar-94                     6.23                     6.74
   Apr-94                     6.64                     7.04
   May-94                     6.76                     7.15
   Jun-94                     6.95                     7.32
   Jul-94                     6.73                     7.11
   Aug-94                      6.8                     7.17
   Sep-94                     7.28                      7.6
   Oct-94                     7.49                     7.81
   Nov-94                     7.79                     7.91
   Dec-94                     7.83                     7.82
   Jan-95                     7.51                     7.58
   Feb-95                     7.04                      7.2
   Mar-95                     7.07                      7.2
   Apr-95                     6.88                     7.06
   May-95                     6.05                     6.28
   Jun-95                     5.97                      6.2
   Jul-95                     6.16                     6.43
   Aug-95                     6.07                     6.28
   Sep-95                     6.02                     6.18
   Oct-95                     5.81                     6.02
   Nov-95                     5.52                     5.74
   Dec-95                     5.38                     5.57
   Jan-96                     5.24                     5.58
   Feb-96                     5.73                      6.1
   Mar-96                     6.09                     6.33
   Apr-96                     6.41                     6.67
   May-96                     6.63                     6.85
   Jun-96                     6.46                     6.71
   Jul-96                     6.57                     6.79
   Aug-96                     6.73                     6.94
   Sep-96                     6.46                      6.7
   Oct-96                     6.07                     6.34
   Nov-96                     5.83                     6.04
   Dec-96                     6.21                     6.42
   Jan-97                     6.25                     6.49
   Feb-97                     6.39                     6.55
   Mar-97                     6.75                      6.9
   Apr-97                     6.57                     6.72
   May-97                      6.5                     6.66
   Jun-97                     6.38                      6.5
   Jul-97                      5.9                     6.01
   Aug-97                     6.22                     6.34
   Sep-97                     5.99                      6.1
   Oct-97                     5.71                     5.83
   Nov-97                     5.84                     5.87
   Dec-97                     5.71                     5.74
   Jan-98                     5.38                     5.51
   Feb-98                     5.59                     5.62
   Mar-98                     5.62                     5.65
   Apr-98                     5.64                     5.67
   May-98                     5.55                     5.55
   Jun-98                     5.47                     5.45
   Jul-98                      5.5                     5.49
   Aug-98                      4.8                     4.98
   Sep-98                     4.22                     4.42
   Oct-98                     4.23                     4.61
   Nov-98                     4.48                     4.71
   Dec-98                     4.54                     4.65
   Jan-99                     4.55                     4.65
   Feb-99                     5.22                     5.29
   Mar-99                      5.1                     5.24
   Apr-99                     5.21                     5.35
   May-99                     5.58                     5.62
   Jun-99                     5.65                     5.78
   Jul-99                     5.79                      5.9
   Aug-99                     5.87                     5.97
   Sep-99                     5.75                     5.88
   Oct-99                     5.96                     6.02
   Nov-99                     6.11                     6.19
   Dec-99                     6.34                     6.44
   Jan-00                     6.68                     6.67
   Feb-00                      6.6                     6.41
   Mar-00                     6.31                        6
   Apr-00                     6.54                     6.21
   May-00                     6.52                     6.27
   Jun-00                     6.19                     6.03
   Jul-00                     6.15                     6.03
   Aug-00                     5.97                     5.73
   Sep-00                     5.85                      5.8
   Oct-00                     5.81                     5.75
   Nov-00                     5.43                     5.47
   Dec-00                     4.98                     5.11
   Jan-01                     4.77                     5.11
   Feb-01                     4.66                      4.9
   Mar-01                     4.56                     4.92
   Apr-01                     4.89                     5.34
   May-01                     4.91                     5.38
   Jun-01                     4.95                     5.41
   Jul-01                     4.53                     5.05
   Aug-01                     4.38                     4.83
   Sep-01                      3.8                     4.59
   Oct-01                     3.48                     4.23
   Nov-01                     4.06                     4.75
   Dec-01                      4.3                     5.05
   Jan-02                     4.37                     5.03
   Feb-02                     4.19                     4.88
   Mar-02                     4.81                      5.4
30-Apr-02                     4.41                     5.09


Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.


Data source: Bloomberg L.P.


S&P 500(R)PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index


The earnings portion of the P/E ratio further deteriorated during the report period. Consequently, the P/E ratio increased rapidly before declining in April to 46.3--significantly above its 30-year average of 17.0.


                                                       S&P 500
                             S&P 500                  P/E Ratio
                             P/E Ratio              30-Year Average
                             ---------              ---------------
  31-Mar-92                    25.51                   16.97
     Apr-92                    26.03                   16.97
     May-92                    25.22                   16.97
     Jun-92                    25.23                   16.97
     Jul-92                    26.08                   16.97
     Aug-92                    24.22                   16.97
     Sep-92                     24.7                   16.97
     Oct-92                    24.64                   16.97
     Nov-92                     23.8                   16.97
     Dec-92                    24.31                   16.97
     Jan-93                    24.29                   16.97
     Feb-93                    24.44                   16.97
     Mar-93                    23.48                   16.97
     Apr-93                    22.92                   16.97
     May-93                    22.96                   16.97
     Jun-93                     22.9                   16.97
     Jul-93                    22.91                   16.97
     Aug-93                    24.21                   16.97
     Sep-93                    23.77                   16.97
     Oct-93                    24.04                   16.97
     Nov-93                    22.52                   16.97
     Dec-93                    22.95                   16.97
     Jan-94                    22.98                   16.97
     Feb-94                    21.17                   16.97
     Mar-94                    20.34                   16.97
     Apr-94                     20.1                   16.97
     May-94                    20.16                   16.97
     Jun-94                    19.77                   16.97
     Jul-94                    18.63                   16.97
     Aug-94                    18.91                   16.97
     Sep-94                    18.32                   16.97
     Oct-94                    17.51                   16.97
     Nov-94                    16.56                   16.97
     Dec-94                    16.98                   16.97
     Jan-95                    16.05                   16.97
     Feb-95                    16.22                   16.97
     Mar-95                    16.47                   16.97
     Apr-95                       16                   16.97
     May-95                    16.45                   16.97
     Jun-95                    16.77                   16.97
     Jul-95                    16.61                   16.97
     Aug-95                    16.18                   16.97
     Sep-95                    16.85                   16.97
     Oct-95                    16.18                   16.97
     Nov-95                    17.86                   16.97
     Dec-95                    17.41                   16.97
     Jan-96                    18.29                   16.97
     Feb-96                    18.57                   16.97
     Mar-96                    18.94                   16.97
     Apr-96                    19.16                   16.97
     May-96                    19.48                   16.97
     Jun-96                     19.3                   16.97
     Jul-96                    18.31                   16.97
     Aug-96                    18.62                   16.97
     Sep-96                    19.73                   16.97
     Oct-96                    19.59                   16.97
     Nov-96                    21.06                   16.97
     Dec-96                    20.77                   16.97
     Jan-97                    20.52                   16.97
     Feb-97                    20.95                   16.97
     Mar-97                    19.87                   16.97
     Apr-97                    20.23                   16.97
     May-97                    21.45                   16.97
     Jun-97                    22.44                   16.97
     Jul-97                    23.99                   16.97
     Aug-97                    22.74                   16.97
     Sep-97                       24                   16.97
     Oct-97                    22.84                   16.97
     Nov-97                    24.12                   16.97
     Dec-97                    24.53                   16.97
     Jan-98                    25.03                   16.97
     Feb-98                    26.49                   16.97
     Mar-98                    27.98                   16.97
     Apr-98                    26.69                   16.97
     May-98                    26.15                   16.97
     Jun-98                    27.27                   16.97
     Jul-98                    26.94                   16.97
     Aug-98                     22.9                   16.97
     Sep-98                    24.35                   16.97
     Oct-98                    28.07                   16.97
     Nov-98                    30.31                   16.97
     Dec-98                    32.15                   16.97
     Jan-99                     33.9                   16.97
     Feb-99                    32.64                   16.97
     Mar-99                    33.92                   16.97
     Apr-99                     33.9                   16.97
     May-99                    32.74                   16.97
     Jun-99                     34.7                   16.97
     Jul-99                    31.31                   16.97
     Aug-99                    31.21                   16.97
     Sep-99                    30.39                   16.97
     Oct-99                    30.41                   16.97
     Nov-99                    30.65                   16.97
     Dec-99                    32.53                   16.97
     Jan-00                    29.78                   16.97
     Feb-00                    28.59                   16.97
     Mar-00                     31.5                   16.97
     Apr-00                    29.41                   16.97
     May-00                    28.82                   16.97
     Jun-00                    29.31                   16.97
     Jul-00                    28.94                   16.97
     Aug-00                    30.35                   16.97
     Sep-00                    28.64                   16.97
     Oct-00                     27.5                   16.97
     Nov-00                    25.42                   16.97
     Dec-00                    25.39                   16.97
     Jan-01                    27.96                   16.97
     Feb-01                    25.32                   16.97
     Mar-01                     24.1                   16.97
     Apr-01                    28.14                   16.97
     May-01                    28.58                   16.97
     Jun-01                    28.77                   16.97
     Jul-01                    33.36                   16.97
     Aug-01                    31.32                   16.97
     Sep-01                    34.22                   16.97
     Oct-01                    41.31                   16.97
     Nov-01                    46.05                   16.97
     Dec-01                     48.3                   16.97
     Jan-02                    60.74                   16.97
     Feb-02                     60.6                   16.97
     Mar-02                    62.26                   16.97
  30-Apr-02                    46.28                   16.97


P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.
--------------------------------------------------------------------------------

INSTITUTIONAL SELECT

S&P 500 FUND

[PHOTO OF GERI HOM]

     GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.


TICKER SYMBOL   ISLCX

[GRAPHIC]

                         INVESTMENT STYLE 1
MARKET CAP 1      VALUE          BLEND       GROWTH
 LARGE             / /            /X/          / /
 MEDIUM            / /            / /          / /
 SMALL             / /            / /          / /

THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P 500(R)INDEX. 2


MANAGER'S PERSPECTIVE

A VARIETY OF FACTORS LED TO CONTINUED MARKET UNCERTAINTY DURING THE REPORT PERIOD. These include the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks, the primary component of the fund's portfolio. Small-cap stocks led the market during the period, with mid-caps also performing well and large-caps posting only modest gains.

CONTINUED STRONG CONSUMER DEMAND LED TO CONSUMER CYCLICALS BEING THE BEST-PERFORMING LARGE-CAP SECTOR. Paced by strong performance in key industries such as home building, retail sales and automobile manufacturing, consumer cyclicals was up 22%. At the opposite end of the scale, communication services continued its downward trend, emerging as the worst performing sector for the period, down 26%. Major factors were decreased demand and pricing pressures due to intense competition. Accounting and liquidity concerns also played a role.

The fund tracked the performance of the S&P 500 Index during the report period.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then and is not a precise indication of risk or performance--past, present or future.

2 Standard & Poor's(R), S&P, S&P 500(R), Standard & Poor's 500 and 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Fund.The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

INSTITUTIONAL SELECT S&P 500 FUND

PERFORMANCE


AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                                   S&P 500          PEER GROUP
                                   FUND 1           INDEX            AVERAGE 2
                                   ------           -----            ---------
Pre-Tax Total Return 4
   6 MONTHS 3                       2.26%            2.31%              2.50%
   1 YEAR                         (12.76%)         (12.63%)           (13.12%)
   SINCE INCEPTION: 2/1/99         (4.11%)          (3.98%)               --
AFTER-TAX RETURNS: 5
 o Pre-Liquidation
   6 MONTHS 3                       1.75%              --                 --
   1 YEAR                         (13.20%)             --             (15.21%)
   SINCE INCEPTION: 2/1/99         (4.50%)             --                 --
 o Post-Liquidation
   6 MONTHS 3                       1.40%              --                 --
   1 YEAR                          (7.83%)             --                 --
   SINCE INCEPTION: 2/1/99         (3.42%)             --                 --


PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in the S&P 500 Index. 4

[LINE CHART]

[PLOT POINTS TO COME]

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month and one-year periods was 1,363 and 1,312, respectively.

3  Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

   Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS


TOP TEN HOLDINGS 1 as of 4/30/02

 (1) GENERAL ELECTRIC CO.                                3.2%
 (2) MICROSOFT CORP.                                     2.9%
 (3) EXXON MOBIL CORP.                                   2.8%
 (4) WAL-MART STORES, INC.                               2.5%
 (5) PFIZER, INC.                                        2.3%
 (6) CITIGROUP, INC.                                     2.3%
 (7) JOHNSON & JOHNSON                                   2.0%
 (8) INTEL CORP.                                         1.9%
 (9) AMERICAN INTERNATIONAL GROUP, INC.                  1.8%
(10) INTERNATIONAL BUSINESS MACHINES CORP.               1.5%
------------------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS                    23.2%


STATISTICS as of 4/30/02

                                                      PEER GROUP
                                        FUND           AVERAGE 2
----------------------------------------------------------------
Number of Holdings                        502               218
----------------------------------------------------------------
Median Market Cap ($ Mil)             $50,117           $44,258
----------------------------------------------------------------
Price/Earnings (P/E) Ratio               29.8              30.6
----------------------------------------------------------------
Price/Book (P/B) Ratio                    4.9               5.1
----------------------------------------------------------------
12-Month Yield                           1.34%             0.44%
----------------------------------------------------------------
Portfolio Turnover Rate 3                   3%               93%
----------------------------------------------------------------
Three-Year Beta                             1              0.95
----------------------------------------------------------------


EXPENSE RATIO as of 4/30/02

[BAR CHART]

FUND                      0.15% 4
PEER GROUP AVERAGE        1.22% 2


INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the S&P 500 Index. As the charts show, the total portion represented by these industries and their relative weightings have changed over the past year.

AS OF 4/30/02

[PIE CHART]

 1      14.0%   Drugs & Medicine
 2       8.5%   Business Machines
 3       7.5%   Retail
 4       7.3%   Banks
 5       7.2%   Miscellaneous Finance
 6       6.1%   Electronics
 7       4.9%   International Oil
 8       4.8%   Producer Goods
 9       4.7%   Insurance
10       4.3%   Food & Agriculture
        30.7%   Other

AS OF 4/30/01

[PIE CHART]

 1      12.9%   Drugs & Medicine
 2      10.5%   Business Machines
 3       7.1%   Electronics
 4       7.0%   Miscellaneous Finance
 5       6.5%   Retail
 6       6.0%   Banks
 7       5.8%   Telephone
 8       5.8%   Producer Goods
 9       4.8%   International Oil
10       4.6%   Media
        29.0%   Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 1,376 funds in the Large-Cap Blend Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes, and certain non-routine expenses).

5  Source: Standard & Poor's(R), a division of McGraw-Hill companies.

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

One other section of this report provides context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables.

FINANCIAL HIGHLIGHTS

                                                       11/1/01-      11/1/00-        11/1/99-       2/1/99 1-
                                                        4/30/02      10/31/01        10/31/00       10/31/99
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   8.36          11.26          10.74          10.00
                                                       -----------------------------------------------------
Income or loss from investment operations:
    Net investment income                                0.05           0.12           0.11           0.07
    Net realized and unrealized gains or losses          0.14          (2.91)          0.52           0.67
                                                       -----------------------------------------------------
    Total income or loss from investment
      operations                                         0.19          (2.79)          0.63           0.74
Less distributions:
    Dividends from net investment income                (0.11)         (0.11)         (0.09)            --
    Distributions from net realized gains                  --             --          (0.02)            --
                                                       -----------------------------------------------------
    Total distributions                                 (0.11)         (0.11)         (0.11)            --
                                                       -----------------------------------------------------
Net asset value at end of period                         8.44           8.36          11.26          10.74
                                                       =====================================================
Total return (%)                                         2.26 2       (24.95)          5.86           7.40 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                     0.15 3         0.15           0.15 4         0.13 3

Expense reductions reflected in above ratio              0.22 3         0.22           0.22           0.42 3

Ratio of net investment income to
  average net assets                                     1.22 3         1.14           1.06           1.37 3

Portfolio turnover rate                                     3             13              6              1
Net assets, end of period ($ x 1,000,000)                 272            261            382            238

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.16% if certain non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 *  American Depositary Receipt
 =  Collateral for open futures contracts
 /  Issuer is related to the fund's adviser

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.5%    COMMON STOCK
          Market Value: $270,958
          Cost: $316,567

  0.5%    SHORT TERM INVESTMENT
          Market Value: $1,244
          Cost: $1,244

  0.0%    U.S. TREASURY OBLIGATIONS
          Market Value: $80
          Cost: $80
-----------------------------------
100.0%    TOTAL INVESTMENTS
          Market Value: $272,282
          Cost: $317,891


COMMON STOCK 99.5% of investments

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      AEROSPACE/DEFENSE 1.7%
      -------------------------------------------------------------
      Boeing Co.    22,900                                    1,021
      Crane Co.    1,500                                         41
      General Dynamics Corp.    5,700                           554
      Goodrich Corp.    2,800                                    89
      Lockheed Martin Corp.    12,200                           768
      Northrop Grumman Corp.    3,000                           362
      Raytheon Co.    10,700                                    453
      Rockwell Automation, Inc.    5,000                        107
      Rockwell Collins, Inc.    5,000                           119
      Textron, Inc.    3,900                                    192
      United Technologies Corp.    12,900                       905
                                                              -----
                                                              4,611
      AIR TRANSPORTATION 0.4%
      -------------------------------------------------------------
    o AMR Corp.    4,200                                         90
      Delta Air Lines, Inc.    3,200                             89
    o FedEx Corp.    8,100                                      419
      Southwest Airlines Co.    20,850                          380
    o U.S. Airways Group, Inc.    2,000                          10
                                                              -----
                                                                988
      ALCOHOLIC BEVERAGES 0.5%
      -------------------------------------------------------------
      Adolph Coors Co., Class B    1,000                         67
      Anheuser-Busch Cos., Inc.    24,200                     1,283
      Brown-Forman Corp., Class B    1,800                      141
                                                              -----
                                                              1,491
      APPAREL 0.3%
      -------------------------------------------------------------
   o+ Jones Apparel Group, Inc.   3,500                         136
      Liz Claiborne, Inc.    3,000                               94
      Nike, Inc., Class B    7,300                              389
      Reebok International Ltd.    1,500                         42
      VF Corp.    3,100                                         136
                                                              -----
                                                                797
      AUTOMOTIVE PRODUCTS/MOTOR VEHICLES 1.3%
      -------------------------------------------------------------
      Cooper Tire & Rubber Co.    1,800                          45
      Cummins, Inc.    1,200                                     51
      Dana Corp.    4,200                                        85
      Danaher Corp.    4,100                                    293
      Delphi Corp.    15,349                                    239
      Eaton Corp.    1,900                                      161
      Ford Motor Co.    49,711                                  795
      General Motors Corp.    15,275                            980
      Genuine Parts Co.    4,700                                162
      Goodyear Tire & Rubber Co.    4,300                        96
      Harley-Davidson, Inc.    8,400                            445
    o Navistar International Corp.    1,700                      68
      TRW, Inc.    3,500                                        192
      Visteon Corp.    3,669                                     57
                                                              -----
                                                              3,669
      BANKS 7.4%
      -------------------------------------------------------------
      AmSouth Bancorp.    10,000                                227
      Bank of America Corp.    43,300                         3,138

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      Bank of New York Co., Inc.    20,100                      735
      Bank One Corp.     32,000                               1,308
      BB&T Corp.     12,600                                     480
      Comerica, Inc.    4,900                                   308
      Fifth Third Bancorp.    15,969                          1,095
      FleetBoston Financial Corp.    28,733                   1,014
      Golden West Financial Corp.     4,500                     308
      Huntington Bancshares, Inc.    6,683                      136
      J.P. Morgan Chase & Co.      54,140                     1,900
      KeyCorp., Inc.    11,400                                  320
    + Marshall & Ilsley Corp.    2,914                          186
      Mellon Financial Corp.    12,700                          480
      National City Corp.    16,500                             515
      Northern Trust Corp.    6,200                             329
      PNC Financial Services Group,
      Inc.    7,900                                             436
      Providian Financial Corp.    7,900                         56
      Regions Financial Corp.    6,300                          221
      SouthTrust Corp.    9,400                                 251
      State Street Corp.    9,000                               460
      SunTrust Banks, Inc.    8,100                             551
      Synovus Financial Corp.    7,800                          211
      U.S. Bancorp.    52,407                                 1,242
      Union Planters Corp.    3,900                             195
      Wachovia Corp.     37,500                               1,427
      Wells Fargo & Co.    46,613                             2,384
      Zions Bancorp.    2,700                                   146
                                                             ------
                                                             20,059
      BUSINESS MACHINES & SOFTWARE 8.4%
      -------------------------------------------------------------
      Adobe Systems, Inc.     6,400                             256
    o Apple Computer, Inc.      9,700                           235
      Autodesk, Inc.    3,000                                    55
    o BMC Software, Inc.      6,700                              97
    o Cisco Systems, Inc.    201,400                          2,951
      Compaq Computer Corp.        46,800                       475
    o Compuware Corp.        10,100                              79
    o Comverse Technology, Inc.    4,900                         59
    o Dell Computer Corp.    71,600                           1,886
    o EMC Corp.    60,824                                       556
    o Gateway, Inc.     8,700                                    48
      Hewlett-Packard Co.    53,200                             910
 (10) International Business Machines
      Corp.    47,300                                         3,962
    o Lexmark International, Inc.,
      Class A    3,500                                          209
=o(2) Microsoft Corp.    148,800                              7,776
    o NCR Corp.    2,600                                        101
    o Network Appliance, Inc.    8,900                          155
    o Novell, Inc.    9,700                                      36
    o Novellus Systems, Inc.    3,950                           187
    o Oracle Corp.    150,900                                 1,515
    o Palm, Inc.    15,580                                       49
      Pitney Bowes, Inc.      6,600                             278
    o Sun Microsystems, Inc.    89,100                          729
    o Unisys Corp.    8,600                                     116
      Xerox Corp.     19,500                                    173
                                                             ------
                                                             22,893
      BUSINESS SERVICES 3.4%
      -------------------------------------------------------------
    o Allied Waste Industries, Inc.    5,400                     66
      Automatic Data Processing, Inc.    17,200                 874
    o Cendant Corp.    26,870                                   483
      Cintas Corp.     4,820                                    249
    o Citrix Systems, Inc.    5,100                              59
      Computer Associates International,
      Inc.    15,800                                            294
    o Computer Sciences Corp.      4,600                        206
    o Concord EFS, Inc.    13,800                               450
    o Convergys Corp.     4,525                                 125
      Deluxe Corp.     1,700                                     75
      Electronic Data Systems Corp.    13,100                   711
      Equifax, Inc.    3,900                                    107
      First Data Corp.     10,600                               843
    o Fiserv, Inc.    5,250                                     233
      H&R Block, Inc.     4,900                                 197
      Interpublic Group of Cos., Inc.     10,400                321
    o Intuit, Inc.    5,683                                     223
    o Mercury Interactive Corp.    2,300                         86
      Omnicom Group, Inc.       5,300                           462
    o Parametric Technology Corp.     7,100                      29
      Paychex, Inc.    10,325                                   385
    o PeopleSoft, Inc.    8,200                                 190
    o Qlogic Corp.    2,513                                     115
    o Robert Half International, Inc.    4,600                  121
    o Sapient Corp.    3,400                                     17
    o Siebel Systems, Inc.    12,500                            302
    o Thermo Electron Corp.     5,000                            94
    o TMP Worldwide, Inc.    2,961                               89

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      Tyco International Ltd.    54,776                       1,011
    o Veritas Software Corp.    11,000                          312
      Waste Management, Inc.    17,100                          450
    o Yahoo!, Inc.     15,800                                   233
                                                             ------
                                                              9,412
      CHEMICAL 1.8%
      -------------------------------------------------------------
      3M Co.     10,800                                       1,359
      Air Products & Chemicals, Inc.    6,200                   298
      Dow Chemical Co.       24,660                             784
      E.I. du Pont de Nemours & Co.    28,282                 1,259
      Eastman Chemical Co.    2,100                              93
      Ecolab, Inc.    3,400                                     149
      Great Lakes Chemical Corp.    1,400                        36
    o Hercules, Inc.     2,900                                   35
      PPG Industries, Inc.    4,800                             251
      Praxair, Inc.    4,400                                    251
      Rohm & Haas Co.       6,163                               229
      Sherwin-Williams Co.     4,200                            129
      Sigma-Aldrich Corp.     2,100                              99
                                                             ------
                                                              4,972
      CONSTRUCTION 0.3%
      -------------------------------------------------------------
      Centex Corp.     1,600                                     90
      Fluor Corp.    2,100                                       87
      KB Home Corp.      1,400                                   70
      Masco Corp.      12,400                                   348
    o McDermott International, Inc.    1,900                     30
      Pulte Homes, Inc.     1,600                                85
      The Stanley Works    2,200                                102
      Vulcan Materials Co.     2,900                            134
                                                             ------
                                                                946
      CONSUMER: DURABLE 0.2%
      -------------------------------------------------------------
      Black & Decker Corp.    2,100                             102
      Leggett & Platt, Inc.    5,200                            137
      Maytag Corp.      2,000                                    92
      Whirlpool Corp.    1,800                                  135
                                                             ------
                                                                466
      CONSUMER: NONDURABLE 1.0%
      -------------------------------------------------------------
      American Greetings Corp., Class A    1,900                 34
      Darden Restaurants, Inc.    3,200                         128
      Fortune Brands, Inc.    4,100                             214
      Hasbro, Inc.    4,800                                      77
    o International Game Technology    2,600                    164
      Mattel, Inc.    11,800                                    243
      McDonald's Corp.    35,300                              1,002
      Newell Rubbermaid, Inc.     7,167                         225
    o Starbucks Corp.      10,440                               238
    o Tricon Global Restaurants, Inc.     3,900                 246
      Tupperware Corp.    1,600                                  37
      Wendy's International, Inc.    2,700                      101
                                                             ------
                                                              2,709
      CONTAINERS 0.1%
      -------------------------------------------------------------
      Ball Corp.    1,600                                        76
      Bemis Co., Inc.    1,400                                   74
    o Pactiv Corp.     4,400                                     91
    o Sealed Air Corp.     2,300                                103
                                                             ------
                                                                344
      ELECTRONICS 5.9%
      -------------------------------------------------------------
    o ADC Telecommunications, Inc.    21,700                     84
    o Advanced Micro Devices, Inc.    9,200                     103
    o Agilent Technologies, Inc.     12,584                     378
    o Altera Corp.     10,420                                   214
    o American Power Conversion Corp.    5,150                   66
    o Analog Devices, Inc.      10,000                          370
    o Andrew Corp.      2,100                                    35
      Applied Biosystems Group --
      Applera Corp.    5,600                                     96
    o Applied Materials, Inc.     44,800                      1,090
    o Applied Micro Circuits Corp.    8,221                      55
    o Broadcom Corp., Class A    7,300                          252
    o CIENA Corp.       9,000                                    67
    o Conexant Systems, Inc.       6,900                         70
  (8) Intel Corp.       184,300                               5,273
      ITT Industries, Inc.    2,400                             168
    o Jabil Circuit, Inc.    5,414                              110
    o JDS Uniphase Corp.        37,028                          161
    o KLA-Tencor Corp.      5,200                               307
      Linear Technology Corp.     8,800                         342
    o LSI Logic Corp.     10,000                                128
      Lucent Technologies, Inc.    94,045                       433
    o Maxim Integrated Products, Inc.      9,000                448
    o Micron Technology, Inc.      16,400                       389
      Molex, Inc.    5,200                                      175

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      Moody's Corp.    4,400                                    192
      Motorola, Inc.    60,926                                  938
    o National Semiconductor Corp.    4,700                     148
   o+ Nvidia Corp.    4,100                                     143
      PerkinElmer, Inc.    3,300                                 42
    o PMC Sierra, Inc.     4,600                                 72
    o Power-One, Inc.     2,300                                  19
    o Qualcomm, Inc.      21,000                                633
   o+ Rational Software Corp.    5,203                           76
    o Sanmina-SCI Corp.       14,200                            148
    o Solectron Corp.     22,300                                163
      Symbol Technologies, Inc.    6,336                         54
    o Tektronix, Inc.    2,500                                   55
    o Tellabs, Inc.    11,000                                    93
    o Teradyne, Inc.     4,900                                  161
      Texas Instruments, Inc.    47,600                       1,472
      Thomas & Betts Corp.    1,500                              35
    o Univision Communications, Inc.,
      Class A    5,894                                          236
    o Vitesse Semiconductor Corp.   5,451                        33
   o+ Waters Corp.      3,500                                    94
    o Xilinx, Inc.    9,200                                     347
                                                             ------
                                                             15,968
      ENERGY: RAW MATERIALS 1.2%
      -------------------------------------------------------------
      Anadarko Petroleum Corp.     6,921                        373
      Apache Corp.     3,740                                    218
      Baker Hughes, Inc.    9,300                               350
      Burlington Resources, Inc.    5,600                       249
      Devon Energy Corp.     4,300                              212
      EOG Resources, Inc.     3,222                             137
      Halliburton Co.    11,800                                 201
    o Nabors Industries, Inc.    3,800                          173
    o Noble Drilling Corp.    3,500                             152
      Occidental Petroleum Corp.     10,200                     293
    o Rowan Cos., Inc.     2,500                                 63
      Schlumberger Ltd.    15,900                               871
                                                             ------
                                                              3,292
      FOOD & AGRICULTURE 4.3%
      -------------------------------------------------------------
      Archer-Daniels-Midland Co.     17,848                     237
      Campbell Soup Co.     11,300                              312
      Coca-Cola Co.    68,400                                 3,797
      Coca-Cola Enterprises, Inc.    12,000                     236
      ConAgra Foods, Inc.    14,500                             355
      General Mills, Inc.    9,900                              436
      H.J. Heinz Co.    9,700                                   407
      Hershey Foods Corp.     3,900                             265
      Kellogg Co.    11,200                                     402
      The Pepsi Bottling Group, Inc.    7,680                   220
      PepsiCo, Inc.    48,080                                 2,495
      Sara Lee Corp.    21,500                                  455
      Supervalu, Inc.    3,500                                  105
      Sysco Corp.    18,100                                     525
    * Unilever NV     15,742                                  1,019
      Wm. Wrigley Jr. Co.    6,100                              336
                                                             ------
                                                             11,602
      GOLD 0.3%
      -------------------------------------------------------------
      Barrick Gold Corp.    14,663                              294
      Newmont Mining Corp.
      Holding Co.    10,600                                     302
      Placer Dome, Inc.    9,000                                106
                                                             ------
                                                                702
      HEALTHCARE/DRUGS & MEDICINE 13.9%
      -------------------------------------------------------------
      Abbott Laboratories    42,700                           2,304
      Allergan, Inc.    3,500                                   231
      AmerisourceBergen Corp.      3,000                        233
    o Amgen, Inc.     28,900                                  1,528
      Bausch & Lomb, Inc.     1,300                              47
      Baxter International, Inc.    16,200                      922
      Becton, Dickinson & Co.    7,200                          268
    o Biogen, Inc.    4,100                                     178
      Biomet, Inc.    7,200                                     203
    o Boston Scientific Corp.     10,800                        269
      Bristol-Myers Squibb Co.    53,100                      1,529
      C.R. Bard, Inc.    1,300                                   71
      Cardinal Health, Inc.    12,500                           866
    o Chiron Corp.     5,200                                    210
      Eli Lilly & Co.    30,800                               2,034
    o Forest Laboratories, Inc., Class A    5,100               393
   o+ Genzyme Corp. - General Division    5,900                 242
    o Guidant Corp.      8,200                                  308

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      HCA, INC.    14,200                                       679
   o+ Health Management Associates, Inc.,
      Class A    6,600                                          141
    o HealthSouth Corp.     10,500                              159
    o Humana, Inc.     4,700                                     77
    o Immunex Corp.      15,000                                 407
      IMS Health, Inc.    7,900                                 163
  (7) Johnson & Johnson    84,268                             5,381
    o King Pharmaceuticals, Inc.    6,633                       208
    o Manor Care, Inc.    2,900                                  74
      McKesson Corp.    7,900                                   319
    o Medimmune, Inc.    6,700                                  224
      Medtronic, Inc.    33,300                               1,488
      Merck & Co., Inc.    62,500                             3,396
 =(5) Pfizer, Inc.    172,700                                 6,278
      Pharmacia Corp.    35,727                               1,473
    o Quintiles Transnational Corp.    3,100                     44
      Schering-Plough Corp.    40,100                         1,095
    o St. Jude Medical, Inc.    2,400                           200
      Stryker Corp.    5,520                                    295
    o Tenet Healthcare Corp.     9,000                          660
      UnitedHealth Group, Inc.    8,700                         764
    o Watson Pharmaceuticals, Inc.      2,700                    66
    o Wellpoint Health Networks, Inc.    4,000                  300
      Wyeth    36,300                                         2,069
    o Zimmer Holdings, Inc.    5,200                            181
                                                             ------
                                                             37,977
      HOUSEHOLD PRODUCTS 2.2%
      -------------------------------------------------------------
      Alberto-Culver Co., Class B    1,500                       82
      Avon Products, Inc.    6,600                              368
      Clorox Co.    6,500                                       288
      Colgate-Palmolive Co.    15,200                           806
      Gillette Co.    29,100                                  1,032
      International Flavors & Fragrances,
      Inc.    2,600                                              84
      Procter & Gamble Co.    35,800                          3,231
                                                             ------
                                                              5,891
      INSURANCE 4.8%
      -------------------------------------------------------------
    + ACE Ltd.    7,000                                         305
      Aetna, Inc.    4,100                                      195
      AFLAC, Inc.    14,200                                     425
      Allstate Corp.    19,500                                  775
      AMBAC Financial Group, Inc.   2,833                       178
  (9) American International Group,
      Inc.    72,000                                          4,977
      AON Corp.    7,300                                        261
      Chubb Corp.   4,800                                       368
      CIGNA Corp.   4,200                                       458
      Cincinnati Financial Corp.    4,400                       206
      Conseco, Inc.    9,300                                     35
      Hartford Financial Services Group,
      Inc.    6,700                                             464
      Jefferson-Pilot Corp.    4,100                            205
      John Hancock Financial Services      8,381                324
      Lincoln National Corp.    5,300                           254
      Loews Corp.    5,400                                      324
      Marsh & McLennan Cos., Inc.   7,700                       778
      MBIA, Inc.    4,200                                       226
      Metlife, Inc.    19,857                                   678
      MGIC Investment Corp.   3,100                             221
      Progressive Corp.    6,000                                345
      SAFECO Corp.     3,600                                    120
      St. Paul Cos., Inc.    5,700                              284
      Torchmark Corp.    3,500                                  143
      UnumProvident Corp.     6,460                             182
      XL Capital Ltd., Class A    3,600                         340
                                                             ------
                                                             13,071
      MEDIA 3.4%
      -------------------------------------------------------------
    o AOL Time Warner, Inc.    121,500                        2,311
    o Clear Channel Communications,
      Inc.    16,395                                            770
    o Comcast Corp., Special Class A    25,800                  690
      Dow Jones & Co., Inc.    2,400                            130
      Gannett Co., Inc.    7,400                                542
      Knight-Ridder, Inc.    2,300                              154
      McGraw-Hill Cos., Inc.    5,500                           352
      Meredith Corp.    1,200                                    51
      New York Times Co., Class A     4,100                     191
      R.R. Donnelley & Sons Co.    3,000                         96
      Tribune Co.    8,300                                      367
    o Viacom, Inc., Class B     48,845                        2,301
      The Walt Disney Co.    56,000                           1,298
                                                             ------
                                                              9,253

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      MISCELLANEOUS FINANCE 6.9%
      -------------------------------------------------------------
      American Express Co.    36,600                         1,501
      Bear Stearns Cos., Inc.    2,746                         170
      Capital One Financial Corp.    5,900                     353
    / Charles Schwab Corp.     37,338                          425
      Charter One Financial, Inc.    6,295                     223
 =(6) Citigroup, Inc.       141,500                          6,127
      Countrywide Credit Industries,
      Inc.    3,300                                            154
      Fannie Mae    27,600                                   2,179
      Franklin Resources, Inc.    7,100                        298
      Freddie Mac    19,100                                  1,248
      Household International, Inc.    12,700                  740
      Lehman Brothers Holdings, Inc.    6,700                  395
      MBNA Corp.    23,300                                     826
      Merrill Lynch & Co., Inc.    23,200                      973
      Morgan Stanley Dean Witter &
      Co.    30,400                                           1,451
      Stilwell Financial, Inc.    5,900                         126
      T. Rowe Price Group, Inc.    3,500                        123
      USA Education, Inc.    4,500                              431
      Washington Mutual, Inc.    26,300                         992
                                                             ------
                                                             18,735
      NON-FERROUS METALS 0.5%
      -------------------------------------------------------------
      Alcan, Inc.    8,900                                      326
      Alcoa, Inc.    23,204                                     790
      Engelhard Corp.    3,500                                  106
    o Freeport-McMoran Copper & Gold, Inc.,
      Class B    4,000                                           71
      Inco Ltd.    5,100                                        102
      Phelps Dodge Corp.    2,060                                74
                                                             ------
                                                              1,469
      OIL: DOMESTIC 0.9%
      -------------------------------------------------------------
      Amerada Hess Corp.     2,400                              184
      Ashland, Inc.    1,900                                     78
      Conoco, Inc., Class B    17,100                           480
      Kerr-McGee Corp.    2,673                                 160
      Marathon Oil Corp.    8,300                               241
      Phillips Petroleum Co.    10,520                          629
      Sunoco, Inc.    2,100                                      72
      Transocean Sedco Forex, Inc.    8,820                     313
      Unocal Corp.    6,800                                     253
                                                             ------
                                                              2,410
      OIL: INTERNATIONAL 4.8%
      -------------------------------------------------------------
      ChevronTexaco Corp.     29,496                          2,557
 =(3) Exxon Mobil Corp.    188,120                            7,557
    * Royal Dutch Petroleum Co.    58,400                     3,052
                                                             ------
                                                             13,166
      OPTICAL & PHOTO 0.1%
      -------------------------------------------------------------
      Eastman Kodak Co.    8,100                                261

      PAPER & FOREST PRODUCTS 0.9%
      -------------------------------------------------------------
      Boise Cascade Corp.    1,700                               58
      Georgia-Pacific Group    6,086                            176
      International Paper Co.    13,339                         553
      Kimberly-Clark Corp.    14,500                            944
      Louisiana-Pacific Corp.    3,000                           35
      MeadWestvaco Corp.     5,422                              159
      Temple-Inland, Inc.    1,400                               74
      Weyerhaeuser Co.    6,200                                 370
                                                             ------
                                                              2,369
      PRODUCER GOODS & MANUFACTURING 4.8%
      -------------------------------------------------------------
      Avery Dennison Corp.    3,000                             192
      Caterpillar, Inc.    9,600                                524
      Cooper Industries, Inc.    2,500                          110
      Corning, Inc.    25,700                                   172
      Deere & Co.    6,500                                      291
      Dover Corp.    5,600                                      209
      Emerson Electric Co.    11,800                            630
 =(1) General Electric Co.    273,200                         8,619
      Honeywell International, Inc.    22,162                   813
      Illinois Tool Works, Inc.    8,500                        613
      Ingersoll-Rand Co., Class A    4,600                      230
      Johnson Controls, Inc.    2,600                           224
      Millipore Corp.    1,200                                   48
      Pall Corp.    3,400                                        71
      Parker-Hannifin Corp.    3,100                            155
      Snap-On, Inc.    1,400                                     44
      W.W. Grainger, Inc.    2,700                              151
                                                             ------
                                                             13,096
      RAILROAD & SHIPPING   0.4%
      -------------------------------------------------------------
      Burlington Northern Santa Fe
      Corp.    10,500                                           289
      CSX Corp.    5,900                                        213
      Norfolk Southern Corp.    10,600                          227
      Union Pacific Corp.    7,000                              398
                                                             ------
                                                              1,127

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      REAL PROPERTY 0.2%
      -------------------------------------------------------------
      Equity Office Properties Trust    11,200                  321
    + Equity Residential Properties Trust    7,400              209
    + The Plum Creek Timber Co., Inc.    4,900                  149
                                                             ------
                                                                679
      RETAIL 7.5%
      -------------------------------------------------------------
      Albertson's, Inc.    11,183                               375
    o AutoZone, Inc.    3,000                                   228
    o Bed, Bath & Beyond, Inc.     8,000                        297
    o Best Buy Co., Inc.    6,000                               446
    o Big Lots, Inc.    2,900                                    45
      Circuit City Stores-Circuit City Group    5,500           119
    o Costco Wholesale Corp.    12,400                          498
      CVS Corp.    10,600                                       355
      Dillards, Inc., Class A    2,500                           61
      Dollar General Corp.    8,850                             139
      Family Dollar Stores, Inc.    4,800                       166
    o Federated Department Stores, Inc.    5,300                211
      The Gap, Inc.    23,500                                   332
      Home Depot, Inc.    64,500                              2,991
      J.C. Penney Co., Inc. Holding Co.    7,100                154
    o Kohl's Corp.    9,300                                     685
    o Kroger Co.    21,900                                      499
      The Limited, Inc.    14,100                               270
      Lowe's Cos., Inc.    21,200                               897
      May Department Stores Co.    8,200                        284
      Nordstrom, Inc.    3,800                                   89
    o Office Depot, Inc.    8,300                               159
      RadioShack Corp.    5,000                                 156
    o Safeway, Inc.    13,900                                   583
      Sears, Roebuck & Co.    8,800                             464
    o Staples, Inc.    12,500                                   250
      Target Corp.    24,700                                  1,078
      Tiffany & Co., Inc.    3,850                              153
      TJX Cos., Inc.    7,500                                   327
    o Toys `R' Us, Inc.    5,300                                 92
 =(4) Wal-Mart Stores, Inc.    122,600                        6,848
      Walgreen Co.    28,200                                  1,065
      Winn-Dixie Stores, Inc.    3,900                           68
                                                             ------
                                                             20,384
      STEEL 0.1%
      -------------------------------------------------------------
      Allegheny Technologies, Inc.    2,350                      39
      Nucor Corp.    2,100                                      123
      United States Steel Corp.    2,600                         47
      Worthington Industries, Inc.    2,500                      37
                                                             ------
                                                                246
      TELEPHONE 4.3%
      -------------------------------------------------------------
      Alltel Corp.    8,700                                     431
      AT&T Corp.    97,194                                    1,275
    o AT&T Wireless Services, Inc.   74,046                     663
    o Avaya, Inc.   9,795                                        60
      BellSouth Corp.     51,500                              1,563
      CenturyTel, Inc.    3,800                                 105
    o Citizens Communications Co.    7,686                       71
    o Nextel Communications, Inc.,
      Class A    21,900                                         121
      Nortel Networks Corp.   87,935                            299
    o Qwest Communications
      International, Inc.    45,721                             230
      SBC Communications, Inc.    92,030                      2,858
      Scientific-Atlanta, Inc.    4,400                          88
      Sprint Corp. (FON Group)      24,200                      384
    o Sprint Corp. (PCS Group)      27,000                      303
      Verizon Communications, Inc.    74,728                  2,997
    o WorldCom, Inc. -- WorldCom
      Group    81,050                                           201
                                                             ------
                                                             11,649
      TOBACCO 1.3%
      -------------------------------------------------------------
      Philip Morris Cos., Inc.    59,700                      3,250
      UST, Inc.    4,700                                        187
                                                             ------
                                                              3,437
      TRAVEL & RECREATION 0.6%
      -------------------------------------------------------------
      Brunswick Corp.      2,400                                 68
      Carnival Corp.    16,000                                  533
    o Harrah's Entertainment, Inc.     3,100                    152
      Hilton Hotels Corp.    9,900                              162
      Marriott International, Inc., Class A    6,500            286
    o Sabre Holdings Corp.   3,818                              177
      Starwood Hotels & Resorts
      Worldwide, Inc.    5,500                                  208
                                                             ------
                                                              1,586
      TRUCKING & FREIGHT 0.1%
      -------------------------------------------------------------
      Paccar, Inc.    2,300                                     165
      Ryder Systems, Inc.    1,700                               48
                                                             ------
                                                                213

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
      SECURITY AND NUMBER OF SHARES                      ($ x 1,000)
      UTILITIES: ELECTRIC & GAS 3.3%
      -------------------------------------------------------------
    o AES Corp.    14,600                                       117
      Allegheny Energy, Inc.    3,501                           147
      Ameren Corp.      3,900                                   163
      American Electric Power Co., Inc.    8,780                402
    o Calpine Corp.    10,300                                   113
      Cinergy Corp.    4,400                                    156
      CMS Energy Corp.    3,700                                  72
      Consolidated Edison, Inc.     5,700                       249
      Constellation Energy Group, Inc.    4,300                 137
      Dominion Resources, Inc.   7,391                          491
      DTE Energy Co.    4,400                                   200
      Duke Energy Corp.    22,600                               866
      Dynegy, Inc., Class A     9,400                           169
      Edison International    8,700                             158
      El Paso Corp.     14,026                                  561
      Entergy Corp.     6,200                                   288
      Exelon Corp.    8,950                                     486
      FirstEnergy Corp.    7,988                                266
      FPL Group, Inc.     5,000                                 317
      KeySpan Corp.      3,800                                  134
      Kinder Morgan, Inc.     3,405                             165
    o Mirant Corp.      10,754                                  130
      NICOR, Inc.    1,300                                       61
      NiSource, Inc.    5,627                                   124
      Peoples Energy Corp.    1,100                              43
      PG&E Corp.     10,400                                     244
      Pinnacle West Capital Corp.    2,400                      105
      PPL Corp.     4,000                                       152
      Progress Energy, Inc.     6,126                           318
      Public Service Enterprise Group, Inc.    5,800            269
      Reliant Energy, Inc.    8,000                             203
      Sempra Energy      5,585                                  143
      Southern Co.     19,000                                   539
      Teco Energy, Inc.    3,700                                103
      TXU Corp.     7,400                                       403
      Williams Cos., Inc.    14,200                             271
      XCEL Energy, Inc.    9,960                                253
                                                             ------
                                                              9,018
      SHORT TERM INVESTMENT
      0.5% of investments
      -------------------------------------------------------------
      Provident Institutional
      TempFund    1,244,256                                   1,244

      U.S. TREASURY OBLIGATION
      0.0% of investments
      -------------------------------------------------------------

      SECURITY                           FACE VALUE
        RATE, MATURITY DATE             ($ x 1,000)
    = U.S. Treasury Bill,
      1.81%, 06/20/02                         80                 80


END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.

See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------------------
Investments, at market value
       (including $3,120 of securities on loan)                        $272,282  a
Collateral held for securities on loan                                    3,417
Receivables:
       Fund shares sold                                                     391
       Interest                                                               2
       Dividends                                                            202
       Investments sold                                                      12
       Income from lending securities                                         1
Prepaid expenses                                                  +          12
                                                                  -------------
TOTAL ASSETS                                                            276,319

LIABILITIES
--------------------------------------------------------------------------------
Collateral held for securities on loan                                    3,417
Payables:
       Fund shares redeemed                                                 230
       Investments bought                                                   320
       Investment adviser and administrator fees                             11
Accrued expenses                                                  +          23
                                                                  -------------
TOTAL LIABILITIES                                                         4,001

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                            276,319
TOTAL LIABILITIES                                                 -       4,001
                                                                  -------------
NET ASSETS                                                             $272,318

NET ASSETS BY SOURCE
Capital received from investors                                         343,452
Net investment income not yet distributed                                 1,044
Net realized capital losses                                             (26,533)
Net unrealized capital losses                                           (45,645) b

NET ASSET VALUE (NAV)
                 SHARES
NET ASSETS   /   OUTSTANDING   =   NAV
$272,318         32,260            $8.44

a The fund paid $317,891 for these securities. Not counting short-term obligations and government securities, the fund paid $15,714 for securities during the report period, and received $8,371 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had four open S&P 500 futures contracts due to expire on June 21, 2002, with a contract value of $1,077 and unrealized losses of $36.


FEDERAL TAX DATA
-----------------------------------------------
COST BASIS OF PORTFOLIO                $324,182
NET UNREALIZED GAINS AND LOSSES:
Gains                                   $33,808
Losses                             +    (85,744)
                                   ------------
                                       ($51,936)

UNUSED CAPITAL LOSSES:

Expires 10/31 of:                   Loss Amount
     2008                                  $465
     2009                                17,946
-----------------------------------------------

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT S&P 500 FUND -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.


INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $1,890  a
Interest                                                                     11
Lending of securities                                             +          10
                                                                  -------------
TOTAL INVESTMENT INCOME                                                   1,911

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                  (1,359)
Net realized losses on futures contracts                          +         (37)
                                                                  -------------
NET REALIZED LOSSES                                                      (1,396)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                       5,296
Net unrealized losses on futures contracts                        +         (28)
                                                                  -------------
NET UNREALIZED GAINS                                                      5,268

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   250  b
Transfer agent and shareholder service fees                                 139  c
Trustees' fees                                                                4  d
Custodian fees                                                               28
Portfolio accounting fees                                                    19
Professional fees                                                            12
Registration fees                                                            23
Shareholder reports                                                          29
Other expenses                                                    +          10
                                                                  -------------
Total expenses                                                              514
Expense reduction                                                 -         306  e
                                                                  -------------
NET EXPENSES                                                                208

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                   1,911
NET EXPENSES                                                      -         208
                                                                  -------------
NET INVESTMENT INCOME                                                     1,703
NET REALIZED LOSSES                                                      (1,396) f
NET UNREALIZED GAINS                                              +       5,268  f
                                                                  -------------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $5,575

a  An additional $2 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.18% of the first $1 billion and 0.15% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets.

d  For the fund's independent trustees only.

e Includes $250 from the investment adviser (CSIM) and $56 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least December 31, 2005, to 0.15% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $3,872.

See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.


OPERATIONS
--------------------------------------------------------------------------------

                                            11/1/01-4/30/02     11/1/00-10/31/01
Net investment income                                $1,703               $3,583
Net realized losses                                  (1,396)             (21,953)
Net unrealized gains or losses         +              5,268              (74,308)
                                       -----------------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                       5,575              (92,678)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                 $3,522               $3,687

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------

                                   11/1/01-4/30/02            11/1/00-10/31/01
                               QUANTITY         VALUE     QUANTITY         VALUE
Shares sold                       7,157       $63,499       12,005      $115,457
Shares reinvested                   338         2,960          290         2,977
Shares redeemed             +    (6,390)      (56,731)     (15,027)     (143,259) a
                            ----------------------------------------------------
NET INCREASE OR DECREASE          1,105        $9,728       (2,732)    ($ 24,825)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------

                                   11/1/01-4/30/02            11/1/00-10/31/01
                                 SHARES    NET ASSETS       SHARES    NET ASSETS
Beginning of period              31,155      $260,537       33,887      $381,727
Total increase
    or decrease            +      1,105        11,781       (2,732)     (121,190) b
                            ----------------------------------------------------
END OF PERIOD                    32,260      $272,318       31,155      $260,537  c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

CURRENT PERIOD           $8
PRIOR PERIOD            $20

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $1,044 and $2,863 at the end of the current period and the prior period, respectively.

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT

LARGE CAP VALUE
INDEX FUND

[PHOTO OF GERI HOM & LARRY MANO]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

LARRY MANO, director and portfolio manager, has day-to-day portfolio man-agement responsibilities for the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL         ISLVX

[GRAPHIC]

                           INVESTMENT STYLE 1
MARKET CAP 1            VALUE     BLEND    GROWTH
  LARGE                  /X/       / /       / /
  MEDIUM                 / /       / /       / /
  SMALL                  / /       / /       / /

THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE
PERFORMANCE OF THE S&P 500/BARRA VALUE INDEX. 2


MANAGERS' PERSPECTIVE

A VARIETY OF FACTORS LED TO CONTINUED MARKET UNCERTAINTY DURING THE REPORT PERIOD. These include the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks.

WITHIN THE LARGE-CAP SECTOR, VALUE STOCKS CONTINUED THEIR DOMINANCE OVER GROWTH STOCKS, ALTHOUGH THEY STILL LAGGED MID- AND SMALL-CAP VALUE STOCKS. For the report period, the S&P 500/Barra Value Index returned 3.9%, whereas the overall S&P 500(R) Index returned only 2.3%. Within the fund's holdings, those at the smaller-cap end of the spectrum also helped performance. Exposure to traditional core sectors of the economy, such as capital goods, consumer durables, finance and transportation, proved beneficial, while utilities as well as materials and services were the worst-performing sectors during the period.

The fund tracked the performance of its benchmark during the report period.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

2 Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500 and S&P 600/BARRA Value Index are trademarks of The McGraw-Hill Companies,
     Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund with the S&P 500/Barra Value Index and the Morningstar Large-Cap Value Fund category.

[BAR CHART]

                                                   S&P 500/BARRA   PEER GROUP
                                       FUND 1       VALUE INDEX     AVERAGE 2
                                       ------       -----------     --------
Pre-Tax Total Return 4
    6 MONTHS 3                          3.84%          3.91%          6.33%
    1 YEAR                            (14.94%)       (14.86%)        (6.56%)
    SINCE INCEPTION:2/1/99             (0.33%)        (0.12%)            --
AFTER-TAX RETURNS
  o Pre-Liquidation
    6 MONTHS 3                          2.17%             --             --
    1 YEAR                            (16.31%)            --         (9.38%)
    SINCE INCEPTION:2/1/99             (1.58%)            --             --
  o Post-Liquidation
    6 MONTHS 3                          2.48%             --             --
    1 YEAR                             (8.86%)            --             --
    SINCE INCEPTION:2/1/99             (0.77%)            --             --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the S&P 500/Barra Value Index. 4

[LINE CHART]

                                 S&P 500/Barra
                       Fund 1     Value Index
      01-Feb-99        $10,000      $10,000
         Feb-99         $9,780       $9,785
         Mar-99        $10,080      $10,081
         Apr-99        $10,930      $10,950
         May-99        $10,730      $10,756
         Jun-99        $11,140      $11,169
         Jul-99        $10,790      $10,826
         Aug-99        $10,520      $10,553
         Sep-99        $10,110      $10,140
         Oct-99        $10,680      $10,712
         Nov-99        $10,620      $10,649
         Dec-99        $11,008      $11,049
         Jan-00        $10,650      $10,698
         Feb-00         $9,996      $10,030
         Mar-00        $11,039      $11,076
         Apr-00        $10,957      $11,001
         May-00        $10,988      $11,036
         Jun-00        $10,548      $10,600
         Jul-00        $10,763      $10,812
         Aug-00        $11,489      $11,537
         Sep-00        $11,478      $11,535
         Oct-00        $11,693      $11,751
         Nov-00        $11,090      $11,149
         Dec-00        $11,662      $11,723
         Jan-01        $12,154      $12,218
         Feb-01        $11,342      $11,408
         Mar-01        $10,894      $10,957
         Apr-01        $11,630      $11,700
         May-01        $11,748      $11,823
         Jun-01        $11,363      $11,440
         Jul-01        $11,171      $11,242
         Aug-01        $10,520      $10,592
         Sep-01         $9,526       $9,586
         Oct-01         $9,526       $9,586
         Nov-01        $10,114      $10,195
         Dec-01        $10,275      $10,350
         Jan-02         $9,994      $10,066
         Feb-02         $9,904       $9,976
         Mar-02        $10,410      $10,487
      30-Apr-02         $9,893       $9,962

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1    Fund returns reflect expense reductions by the fund's investment adviser
     (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Value Fund category for the 6-month and one-year periods was 965 and 921, respectively.

3    Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND


FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1) EXXON MOBIL CORP.                      5.4%
 (2) CITIGROUP, INC.                        4.4%
 (3) AMERICAN INTERNATIONAL GROUP, INC.     3.5%
 (4) BANK OF AMERICA CORP.                  2.3%
 (5) ROYAL DUTCH PETROLEUM CO.              2.2%
 (6) VERIZON COMMUNICATIONS, INC.           2.1%
 (7) SBC COMMUNICATIONS, INC.               2.0%
 (8) CHEVRONTEXACO CORP.                    1.9%
 (9) WELLS FARGO & CO.                      1.7%
(10) AOL TIME WARNER, INC.                  1.6%
------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS            27.1%

STATISTICS as of 4/30/02

                                                  PEER GROUP
                                     FUND          AVERAGE 2
------------------------------------------------------------
Number of Holdings                     356               98
------------------------------------------------------------
Median Market Cap ($ Mil)          $29,535          $28,282
------------------------------------------------------------
Price/Earnings (P/E) Ratio            26.2             26.7
------------------------------------------------------------
Price/Book (P/B) Ratio                 2.9              3.8
------------------------------------------------------------
12-Month Yield                        1.70%            0.60%
------------------------------------------------------------
Portfolio Turnover Rate 3               13%              79%
------------------------------------------------------------
Three-Year Beta                       0.82             0.71
------------------------------------------------------------

   EXPENSE RATIO as of 4/30/02

FUND                            0.25% 4
PEER GROUP AVERAGE              1.38% 2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 987 funds in the Large-Cap Value Fund category.

3    For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes, and certain non-routine expenses). The actual expense ratio during the period was 0.01% higher due to certain non-routine expenses.

5    Source: Standard & Poor's(R),a division of McGraw-Hill companies.


INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the S&P 500/Barra Value Index. As the charts show, the total portion represented by these industries and their relative weightings have remained fairly stable over the past year.

AS OF 4/30/02

[PIE CHART]

 1      11.9%      Banks
 2      11.7%      Miscellaneous Finance
 3       9.4%      International Oil
 4       8.5%      Insurance
 5       7.7%      Telephone
 6       6.4%      Energy & Utilities
 7       6.2%      Media
 8       3.8%      Electronics
 9       3.5%      Aerospace
10       3.3%      Retail
        27.6%      Other

AS OF 4/30/01

[PIE CHART]

 1      10.9%      Miscellaneous Finance
 2      10.5%      Telephone
 3      10.1%      Banks
 4       8.9%      International Oil
 5       7.3%      Energy & Utilities
 6       6.6%      Electronics
 7       4.8%      Media
 8       4.3%      Retail
 9       4.0%      Insurance
10       3.6%      Business Services
        29.0%      Other

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND--FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

One other section of this report provides context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables.

FINANCIAL HIGHLIGHTS

                                                         11/1/01-      11/1/00-      11/1/99-      2/1/99 1-
                                                         4/30/02       10/31/01      10/31/00      10/31/99
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    8.92          11.44        10.68          10.00
                                                        ----------------------------------------------------
Income or loss from investment operations:
    Net investment income                                 0.07           0.14         0.15           0.09
    Net realized and unrealized gains or losses           0.27          (2.19)        0.84           0.59
                                                        ----------------------------------------------------
    Total income or loss from investment
      operations                                          0.34          (2.05)        0.99           0.68
Less distributions:
    Dividends from net investment income                 (0.15)         (0.15)       (0.11)            --
    Distributions from net realized gains                (0.32)         (0.32)       (0.12)            --
                                                        ----------------------------------------------------
    Total distributions                                  (0.47)         (0.47)       (0.23)            --
                                                        ----------------------------------------------------
Net asset value at end of period                          8.79           8.92        11.44          10.68
                                                        ===================================================
Total return (%)                                          3.84 2       (18.53)        9.48           6.80 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.25 3,5       0.25         0.25 4         0.21 3
Expense reductions reflected in above ratio               0.20 3         0.20         0.25           0.49 3

Ratio of net investment income to
  average net assets                                      1.52 3         1.47         1.64           1.62 3

Portfolio turnover rate                                     13             47           27             19
Net assets, end of period ($ x 1,000,000)                  114            128          129             71

1    Commencement of operations.

2    Not annualized.

3    Annualized.

4 Would have been 0.26% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.26% if certain non-routine expenses (interest expense) had been included.


See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND--FINANCIALS


PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/01)
 o   Non-income producing security
 *   American Depositary Receipt
 =   Collateral for open futures contracts

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

99.6%   COMMON STOCK
        Market Value: $113,356
        Cost: $123,460

0.3%    SHORT TERM INVESTMENT
        Market Value:  $334
        Cost: $334

0.1%    U.S. TREASURY OBLIGATION
        Market Value: $60
        Cost: $60
---------------------------------------
100%    TOTAL INVESTMENTS
        Market Value: $113,750
        Cost: $123,854

COMMON STOCK  99.6% of investments

                                                           MKT. VALUE
    SECURITY AND NUMBER OF SHARES                         ($ x 1,000)
    AEROSPACE/DEFENSE   3.4%
    -----------------------------------------------------------------
    Boeing Co.   18,500                                           825
    Crane Co.   1,200                                              33
    General Dynamics Corp.   4,500                                437
    Goodrich Corp.   4,400                                        140
    Lockheed Martin Corp.   9,900                                 623
    Northrop Grumman Corp.   2,300                                278
    Raytheon Co.   8,300                                          351
    Rockwell Automation, Inc.   4,200                              90
    Rockwell Collins, Inc.   3,700                                 88
    Textron, Inc.   2,700                                         133
 +  United Technologies Corp.   11,600                            814
                                                                -----
                                                                3,812

    AIR TRANSPORTATION   0.7%
    -----------------------------------------------------------------
 o  AMR Corp.  3,200                                               69
    Delta Air Lines, Inc.  2,500                                   69
 o  FedEx Corp. 7,100                                             367
    Southwest Airlines Co.  17,100                                311
                                                                -----
                                                                  816

    ALCOHOLIC BEVERAGES   0.2%
    -----------------------------------------------------------------
    Adolph Coors Co., Class B  900                                 60
    Brown-Forman Corp., Class B  1,600                            126
                                                                -----
                                                                  186

    APPAREL   0.6%
    -----------------------------------------------------------------
 o+ Jones Apparel Group, Inc.  2,600                              101
    Liz Claiborne, Inc.   2,200                                    69
    Nike, Inc., Class B   6,400                                   341
    Reebok International Ltd.  1,500                               42
    VF Corp.   2,500                                              109
                                                                -----
                                                                  662

    AUTOMOTIVE PRODUCTS / MOTOR VEHICLES   2.3%
    -----------------------------------------------------------------
    Cooper Tire & Rubber Co.   1,800                               45
    Cummins, Inc.   700                                            30
    Dana Corp.   3,000                                             61
    Danaher Corp.   3,500                                         250
    Delphi Corp.   12,523                                         195
    Eaton Corp.   2,100                                           178
    Ford Motor Co.   41,409                                       662
    General Motors Corp.   12,375                                 794
    Genuine Parts Co.   3,400                                     117
    Goodyear Tire & Rubber Co.   2,900                             64
 o  Navistar International Corp.   1,100                           44
    TRW, Inc.   3,100                                             171
    Visteon Corp.   2,185                                          34
                                                                -----
                                                                2,645

    BANKS   12.1%
    -----------------------------------------------------------------
    AmSouth Bancorp.   8,800                                      200
(4) Bank of America Corp.   36,200                              2,624
    Bank One Corp.   26,500                                     1,083
    BB&T Corp.   10,100                                           385
    Comerica, Inc.   4,000                                        251
    FleetBoston Financial Corp.   23,102                          815

See the Financial Notes, which are integral to this information.

                                                          MKT. VALUE
    SECURITY AND NUMBER OF SHARES                         ($ x 1,000)
    Golden West Financial Corp.   3,500                           239
    Huntington Bancshares, Inc.   5,041                           102
    J.P. Morgan Chase & Co.   43,610                            1,531
    KeyCorp., Inc.   9,000                                        253
+   Marshall & Ilsley Corp.   2,383                               152
    National City Corp.   13,100                                  409
    PNC Financial Services Group, Inc.   6,200                    342
+   Providian Financial Corp.   3,500                              25
    Regions Financial Corp.   5,500                               193
    SouthTrust Corp.   7,600                                      203
    SunTrust Banks, Inc.   6,500                                  442
+   Synovus Financial Corp.   6,000                               162
    U.S. Bancorp.   41,778                                        990
    Union Planters Corp.   3,300                                  165
    Wachovia Corp.   30,400                                     1,156
(9) Wells Fargo & Co.   37,900                                  1,939
    Zions Bancorp.   1,800                                         97
                                                                -----
                                                               13,758

    BUSINESS MACHINES & SOFTWARE   1.8%
    -----------------------------------------------------------------
o   Apple Computer, Inc.   7,200                                  175
    Autodesk, Inc.   2,200                                         40
o   BMC Software, Inc.   5,400                                     78
    Compaq Computer Corp.   38,100                                387
o   Compuware Corp.   8,600                                        67
o+  Comverse Technology, Inc.   3,200                              39
o   Gateway, Inc.   3,000                                          16
    Hewlett-Packard Co.   42,800                                  732
o   NCR Corp.   3,000                                             117
o   Novell, Inc.   4,700                                           17
o   Novellus Systems, Inc.   3,100                                147
o   Palm, Inc.   10,200                                            32
o   Unisys Corp.   6,000                                           81
    Xerox Corp.   14,800                                          131
                                                                -----
                                                                2,059

    BUSINESS SERVICES   1.9%
    -----------------------------------------------------------------
o+  Allied Waste Industries, Inc.   3,700                          45
o   Cendant Corp.   22,000                                        396
    Computer Associates International,
    Inc.   13,000                                                 242
o   Computer Sciences Corp.   3,800                               171
o   Thermo Electron Corp.   4,500                                  85
o+  TMP Worldwide, Inc.   1,800                                    54
    Tyco International Ltd.   44,401                              819
    Waste Management, Inc.   14,200                               374
                                                                -----
                                                                2,186

    CHEMICAL   2.5%
    -----------------------------------------------------------------
    Air Products & Chemicals, Inc.   5,700                        274
    Dow Chemical Co.   19,516                                     621
    E.I. du Pont de Nemours & Co.   23,100                      1,028
    Eastman Chemical Co.   1,300                                   57
    Great Lakes Chemical Corp.   600                               15
o   Hercules, Inc.   1,200                                         15
    PPG Industries, Inc.   4,100                                  214
    Praxair, Inc.   4,400                                         251
    Rohm & Haas Co.   4,805                                       178
    Sherwin-Williams Co.   3,600                                  111
    Sigma-Aldrich Corp.   1,700                                    81
                                                                -----
                                                                2,845

    CONSTRUCTION   0.6%
    -----------------------------------------------------------------
    Centex Corp.   1,200                                           68
+   Fluor Corp.   1,900                                            78
    KB Home Corp.   2,600                                         130
    Masco Corp.   9,900                                           278
o   McDermott International, Inc.   400                             6
    Pulte Homes, Inc.   1,200                                      64
    Vulcan Materials Co.   2,100                                   97
                                                                -----
                                                                  721

    CONSUMER: DURABLE   0.3%
    -----------------------------------------------------------------
    Black & Decker Corp.   2,800                                  136
    Leggett & Platt, Inc.   5,100                                 134
    Whirlpool Corp.   1,700                                       128
                                                                -----
                                                                  398

    CONSUMER: NONDURABLE   1.3%
    -----------------------------------------------------------------
    American Greetings Corp.,
    Class A   700                                                  12
    Darden Restaurants, Inc.   2,400                               96
    Fortune Brands, Inc.   4,800                                  251
    Hasbro, Inc.   3,850                                           61
    McDonald's Corp.   28,100                                     798
    Newell Rubbermaid, Inc.   6,200                               195
    Wendy's International, Inc.   2,000                            75
                                                                -----
                                                                1,488


See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND--FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                          MKT. VALUE
   SECURITY AND NUMBER OF SHARES                         ($ x 1,000)
    CONTAINERS   0.2%
    -----------------------------------------------------------------
    Ball Corp.   1,400                                             67
    Bemis Co., Inc.   1,400                                        74
 o  Pactiv Corp.   6,000                                          124
                                                                -----
                                                                  265

    ELECTRONICS   3.2%
    -----------------------------------------------------------------
 o  ADC Telecommunications, Inc.   15,200                          59
 o  Advanced Micro Devices, Inc.   6,900                           77
 o  Agilent Technologies, Inc.   10,400                           313
 o  American Power Conversion Corp.   3,400                        44
 o  Andrew Corp.   2,300                                           38
 o  Applied Micro Circuits Corp.   5,700                           38
 o  Broadcom Corp., Class A   5,600                               193
 o  CIENA Corp.   7,000                                            52
 o  Conexant Systems, Inc.   4,900                                 50
    ITT Industries, Inc.   3,000                                  210
 o  Jabil Circuit, Inc.   4,209                                    86
 o  JDS Uniphase Corp.   28,000                                   122
 o  LSI Logic Corp.   7,800                                       100
    Lucent Technologies, Inc.   74,900                            345
 o  Micron Technology, Inc.   13,600                              322
    Molex, Inc.   4,150                                           140
    Motorola, Inc.   49,785                                       767
 o  National Semiconductor Corp.   4,100                          129
    PerkinElmer, Inc.   2,800                                      36
 o  Power-One, Inc.   100                                           1
 o  Sanmina-SCI Corp.   10,800                                    112
 o  Solectron Corp.   16,700                                      122
    Symbol Technologies, Inc.   4,400                              37
 o  Tektronix, Inc.   2,600                                        57
o+  Tellabs, Inc.   9,000                                          76
 o  Teradyne, Inc.   4,000                                        132
    Thomas & Betts Corp.   700                                     16
 o  Vitesse Semiconductor Corp.   3,500                            21
                                                                -----
                                                                3,695

    ENERGY: RAW MATERIALS   2.2%
    -----------------------------------------------------------------
    Anadarko Petroleum Corp.   5,238                              282
    Apache Corp.   2,810                                          164
    Baker Hughes, Inc.   7,100                                    268
    Burlington Resources, Inc.   4,300                            191
    Devon Energy Corp.   2,700                                    133
    EOG Resources, Inc.   2,400                                   102
 +  Halliburton Co.   9,500                                       162
 o  Nabors Industries, Inc.   2,850                               130
 o  Noble Drilling Corp.   2,800                                  121
    Occidental Petroleum Corp.   8,500                            244
 o  Rowan Cos., Inc.   1,500                                       38
    Schlumberger Ltd.   12,400                                    679
                                                                -----
                                                                2,514

    FOOD & AGRICULTURE   0.9%
    -----------------------------------------------------------------
    Archer-Daniels-Midland Co.   16,005                           212
    Coca-Cola Enterprises, Inc.   9,600                           188
    ConAgra Foods, Inc.   13,000                                  319
    The Pepsi Bottling Group, Inc.   7,880                        226
    Supervalu, Inc.   3,100                                        93
                                                                -----
                                                                1,038

    GOLD   0.5%
    -----------------------------------------------------------------
    Barrick Gold Corp.   11,575                                   232
    Newmont Mining Corp.
    Holding Co.   8,200                                           234
    Placer Dome, Inc.   6,600                                      78
                                                                -----
                                                                  544

    HEALTHCARE / DRUGS & MEDICINE   2.2%
    -----------------------------------------------------------------
 +  AmerisourceBergen Corp.   2,100                               163
    Bausch & Lomb, Inc.   1,100                                    40
    Becton, Dickinson & Co.   5,900                               219
 +  HCA, INC.   11,500                                            550
o+  Health Management Associates, Inc.,
    Class A   5,300                                               113
 o  HealthSouth Corp.   9,500                                     143
 o  Humana, Inc.   6,800                                          111
 o  Manor Care, Inc.   1,700                                       44
    McKesson Corp.   6,400                                        258
 o  Quintiles Transnational Corp.   1,700                          24
 o  Tenet Healthcare Corp.   7,600                                558
 o  Watson Pharmaceuticals, Inc.   2,100                           52
 o  Wellpoint Health Networks, Inc.   3,000                       225
                                                                -----
                                                                2,500

    HOUSEHOLD PRODUCTS   0.1%
    -----------------------------------------------------------------
    Alberto-Culver Co., Class B   1,100                            60

    INSURANCE 8.8%
    -----------------------------------------------------------------
 +  ACE Ltd.   5,400                                              235
    Aetna, Inc.   3,000                                           143



See the Financial Notes, which are integral to this information.

                                                             MKT. VALUE
      SECURITY AND NUMBER OF SHARES                         ($ x 1,000)
      AFLAC, Inc.   11,400                                       341
      Allstate Corp.   15,900                                    632
      AMBAC Financial Group, Inc.   2,500                        157
=(3)  American International Group, Inc.   58,248              4,026
      AON Corp.   5,550                                          198
      Chubb Corp.   3,500                                        268
      CIGNA Corp.   3,400                                        371
      Cincinnati Financial Corp.   3,400                         159
      Conseco, Inc.   3,700                                       14
      Hartford Financial Services Group,
      Inc.   5,500                                               381
      Jefferson-Pilot Corp.   3,600                              180
      John Hancock Financial Services   7,341                    283
      Lincoln National Corp.   5,200                             249
      Loews Corp.   4,400                                        264
      MBIA, Inc.   3,550                                         192
      Metlife, Inc.   16,978                                     580
      MGIC Investment Corp.   2,500                              178
      Progressive Corp.   5,400                                  311
      SAFECO Corp.   2,500                                        84
      St. Paul Cos., Inc.   4,200                                209
      Torchmark Corp.   3,700                                    151
      UnumProvident Corp.   5,149                                145
      XL Capital Ltd., Class A   2,700                           255
                                                              ------
                                                              10,006

      MEDIA   6.1%
      --------------------------------------------------------------
o(10) AOL Time Warner, Inc.   98,000                           1,864
   o  Clear Channel Communications,
      Inc.   13,139                                              617
   o  Comcast Corp., Special Class A   20,700                    554
      Gannett Co., Inc.   6,400                                  469
      Knight-Ridder, Inc.   1,900                                128
      Meredith Corp.   1,100                                      47
      R.R. Donnelley & Sons Co.   3,200                          102
      Tribune Co.   6,680                                        295
   o  Viacom, Inc., Class B   39,301                           1,851
      The Walt Disney Co.   45,600                             1,057
                                                              ------
                                                               6,984

      MISCELLANEOUS FINANCE   11.3%
      --------------------------------------------------------------
   +  American Express Co.   30,300                            1,243
      Bear Stearns Cos., Inc.   2,001                            124
   +  Capital One Financial Corp.   4,600                        275
      Charter One Financial, Inc.   5,421                        192
=(2)  Citigroup, Inc.   116,373                                5,039
      Countrywide Credit Industries,
      Inc.   2,400                                               112
      Franklin Resources, Inc.   5,700                           239
      Freddie Mac   16,400                                     1,072
      Household International, Inc.   10,100                     589
      Lehman Brothers Holdings, Inc.   5,300                     313
      MBNA Corp.   20,200                                        716
      Merrill Lynch & Co., Inc.   18,600                         780
      Morgan Stanley Dean Witter &
      Co.   24,500                                             1,169
   +  Stilwell Financial, Inc.   4,000                            85
      T. Rowe Price Group, Inc.   2,600                           91
      Washington Mutual, Inc.   21,350                           805
                                                              ------
                                                              12,844

      NON-FERROUS METALS   1.0%
      --------------------------------------------------------------
      Alcan, Inc.   7,100                                        260
      Alcoa, Inc.   18,932                                       644
      Engelhard Corp.   3,600                                    110
   o  Freeport-McMoran Copper & Gold, Inc.,
      Class B   2,200                                             39
      Inco Ltd.   3,100                                           62
      Phelps Dodge Corp.   1,220                                  44
                                                              ------
                                                               1,159

      OIL: DOMESTIC 1.7%
      --------------------------------------------------------------
      Amerada Hess Corp.   1,800                                 138
      Ashland, Inc.   2,100                                       86
      Conoco, Inc., Class B   13,600                             381
      Kerr-McGee Corp.   2,000                                   120
      Marathon Oil Corp.   6,800                                 198
      Phillips Petroleum Co.   8,400                             502
      Sunoco, Inc.   1,500                                        52
      Transocean Sedco Forex, Inc.   6,848                       243
      Unocal Corp.   5,200                                       193
                                                              ------
                                                               1,913

      OIL: INTERNATIONAL 9.5%
      --------------------------------------------------------------
 (8)  ChevronTexaco Corp.   24,712                             2,143
=(1)  Exxon Mobil Corp.   153,550                              6,168
*(5)  Royal Dutch Petroleum Co.   47,300                       2,472
                                                              ------
                                                              10,783

      OPTICAL & PHOTO 0.2%
      --------------------------------------------------------------
      Eastman Kodak Co.   6,500                                  209



See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND--FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                                  MKT. VALUE
       SECURITY AND NUMBER OF SHARES                             ($ x 1,000)
       PAPER & FOREST PRODUCTS   1.0%
       ------------------------------------------------------------------
       Boise Cascade Corp.   1,100                                     38
       Georgia-Pacific Group   5,110                                  148
       International Paper Co.   10,915                               452
       Louisiana-Pacific Corp.   4,800                                 56
       MeadWestvaco Corp.   3,746                                     110
       Temple-Inland, Inc.   1,000                                     53
       Weyerhaeuser Co.   4,800                                       286
                                                                    -----
                                                                    1,143

       PRODUCER GOODS & MANUFACTURING   3.0%
       ------------------------------------------------------------------
       Caterpillar, Inc.   7,500                                      410
       Cooper Industries, Inc.   2,100                                 92
       Corning, Inc.   20,200                                         135
       Deere & Co.   5,000                                            224
       Dover Corp.   4,200                                            156
       Emerson Electric Co.   9,100                                   486
       Honeywell International, Inc.   17,787                         652
       Illinois Tool Works, Inc.   6,900                              497
       Ingersoll-Rand Co., Class A   3,800                            190
       Johnson Controls, Inc.   2,300                                 198
       Pall Corp.   1,900                                              40
       Parker-Hannifin Corp.   2,200                                  110
       Snap-On, Inc.   2,100                                           67
       W.W. Grainger, Inc.   2,700                                    151
                                                                    -----
                                                                    3,408

       RAILROAD & SHIPPING   0.8%
       ------------------------------------------------------------------
       Burlington Northern Santa Fe Corp.   8,200                     225
       CSX Corp.   4,200                                              152
       Norfolk Southern Corp.   9,000                                 193
       Union Pacific Corp.   5,900                                    335
                                                                    -----
                                                                      905

       REAL PROPERTY   0.4%
       ------------------------------------------------------------------
       Equity Office Properties Trust   9,300                         266
   +   Equity Residential Properties Trust   6,000                    169
                                                                    -----
                                                                      435

       RETAIL   3.3%
       ------------------------------------------------------------------
       Albertson's, Inc.   8,938                                      300
   o   Big Lots, Inc.   1,300                                          20
       Circuit City Stores-Circuit City Group   6,000                 129
   o   Costco Wholesale Corp.   9,900                                 398
   +   CVS Corp.   8,400                                              281
       Dillards, Inc., Class A   1,400                                 34
   +   Dollar General Corp.   7,400                                   117
   o   Federated Department Stores, Inc.   5,900                      234
   +   The Gap, Inc.    18,700                                        264
       J.C. Penney Co., Inc. Holding Co.   5,300                      115
       The Limited, Inc.  10,800                                      207
       May Department Stores Co.   6,000                              208
       Nordstrom, Inc.   2,200                                         52
   o   Office Depot, Inc.   7,400                                     142
   o   Safeway, Inc.   11,000                                         461
       Sears, Roebuck & Co.   7,700                                   406
   o   Staples, Inc.   11,100                                         222
   o   Toys `R' Us, Inc.   3,800                                       66
   +   Winn-Dixie Stores, Inc.   3,100                                 54
                                                                    -----
                                                                    3,710

       STEEL   0.1%
       ------------------------------------------------------------------
       Allegheny Technologies, Inc.   1,050                            18
       Nucor Corp.   1,400                                             82
       United States Steel Corp.   1,400                               25
       Worthington Industries, Inc.   1,600                            24
                                                                    -----
                                                                      149

       TELEPHONE   8.0%
       ------------------------------------------------------------------
       Alltel Corp.   7,700                                           381
       AT&T Corp.   79,292                                          1,040
   o   AT&T Wireless Services, Inc.   58,445                          523
       BellSouth Corp.   42,000                                     1,275
       CenturyTel, Inc.   4,100                                       113
   o   Citizens Communications Co.   5,348                             49
       Nortel Networks Corp.   69,600                                 237
   o   Qwest Communications International,
       Inc.   33,800                                                  170
=+(7)  SBC Communications, Inc.   74,700                            2,320
   +   Scientific-Atlanta, Inc.   4,500                                90
       Sprint Corp. (FON Group)   19,800                              314
  (8)  Verizon Communications, Inc.   60,474                        2,426
   o   WorldCom, Inc.-- WorldCom
       Group   60,350                                                 150
                                                                    -----
                                                                    9,088

       TRAVEL & RECREATION   1.1%
       ------------------------------------------------------------------
       Brunswick Corp.   1,700                                         48
       Carnival Corp.   12,900                                        430
   o   Harrah's Entertainment, Inc.   2,700                           133
       Hilton Hotels Corp.   7,800                                    128
       Marriott International, Inc., Class A   5,200                  228





See the Financial Notes, which are integral to this information.

                                                                  MKT. VALUE
   SECURITY AND NUMBER OF SHARES                                 ($ x 1,000)

 o Sabre Holdings Corp.   3,901                                       181
   Starwood Hotels & Resorts
   Worldwide, Inc.   4,100                                            155
                                                                    -----
                                                                    1,303

   TRUCKING & FREIGHT   0.2%
   ----------------------------------------------------------------------
   Paccar, Inc.  1,700                                                121
   Ryder Systems, Inc.  2,000                                          57
                                                                    -----
                                                                      178

   UTILITIES: ELECTRIC & GAS  6.1%
   ----------------------------------------------------------------------
 o AES Corp.  9,200                                                    74
   Allegheny Energy, Inc.  2,800                                      117
   Ameren Corp.  2,800                                                117
   American Electric Power Co., Inc.   7,140                          327
o+ Calpine Corp.  5,100                                                56
   Cinergy Corp.   3,400                                              121
   CMS Energy Corp.   2,200                                            43
   Consolidated Edison, Inc.   5,100                                  222
   Constellation Energy Group, Inc.   3,100                            99
   Dominion Resources, Inc.   5,748                                   382
   DTE Energy Co.   3,300                                             150
   Duke Energy Corp.   17,900                                         686
   Dynegy, Inc., Class A   7,000                                      126
   El Paso Corp.   11,173                                             447
   Entergy Corp.   5,300                                              246
   Exelon Corp.   7,200                                               391
   FirstEnergy Corp.   6,222                                          207
   FPL Group, Inc.  3,900                                             248
   KeySpan Corp.   3,100                                              109
   Kinder Morgan, Inc.   2,745                                        133
 o Mirant Corp.  8,040                                                 97
   NICOR, Inc.  900                                                    42
   NiSource, Inc.   3,615                                              80
   Peoples Energy Corp.   100                                           4
   PG&E Corp.   9,200                                                 216
   Pinnacle West Capital Corp.   1,900                                 83
   PPL Corp.   3,400                                                  130
   Progress Energy, Inc.   4,906                                      254
   Public Service Enterprise Group,
   Inc.    4,300                                                      199
   Reliant Energy, Inc.   5,900                                       150
   Sempra Energy   5,000                                              128
   Southern Co.   15,700                                              445
   Teco Energy, Inc.   2,600                                           72
   TXU Corp.  6,100                                                   332
   Williams Cos., Inc.   11,000                                       210
   XCEL Energy, Inc.  8,010                                           204
                                                                    -----
                                                                    6,947

   SHORT TERM INVESTMENT
   0.3% of investments

   Provident Institutional
   TempFund   333,856                                                 334

   U.S. TREASURY OBLIGATION
   0.1% of investments

   SECURITY
      RATE,MATURITY DATE                   FACE VALUE
                                           ($ x 1,000)
=  U.S. Treasury Bill,
   1.62%, 06/20/02                              60                     60

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.



See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND-- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.


ASSETS
--------------------------------------------------------------------
Investments, at market value
      (including $961 of securities on loan)                $113,750 a
Collateral held for securities on loan                         1,121
Receivables:
   Fund shares sold                                              134
   Interest                                                        1
   Dividends                                                     101
   Investments sold                                              455
   Income from lending securities                                  6
Prepaid expenses                                        +         11
                                                        ------------
TOTAL ASSETS                                                 115,579

LIABILITIES
--------------------------------------------------------------------
Collateral held for securities on loan                         1,121
Payables:
   Fund shares redeemed                                          173
   Borrowings on line of credit                                  191
   Transfer agent and shareholder service fees                     3
Accrued expenses                                        +         33
                                                        ------------
TOTAL LIABILITIES                                              1,521

NET ASSETS
--------------------------------------------------------------------
TOTAL ASSETS                                                 115,579
TOTAL LIABILITIES                                       -      1,521
                                                        ------------
NET ASSETS                                                  $114,058

NET ASSETS BY SOURCE
Capital received from investors                              139,380
Net investment income not yet distributed                        529
Net realized capital losses                                  (15,723)
Net unrealized capital losses                                (10,128) b


NET ASSET VALUE  (NAV)

                  SHARES
NET ASSETS   /    OUTSTANDING   =      NAV
$114,058          12,979               $8.79


a The fund paid $123,854 for these securities. Not counting short-term obligations and government securities, the fund paid $15,468 for securities during the report period, and received $34,911 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had two open S&P 500 futures contracts due to expire on June 21, 2002, with a contract value of $539 and unrealized losses of $24.

FEDERAL TAX DATA
-------------------------------------
COST BASIS OF PORTFOLIO   $126,287

NET UNREALIZED GAINS AND LOSSES:

Gains                  $  14,312
Losses             +     (26,873)
                   -------------
                        ($12,561)

See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------
Dividends                                                     $1,086 a
Interest                                                           4
Lending of securities                                   +          5
                                                        ------------
TOTAL INVESTMENT INCOME                                        1,095

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------
Net realized losses on investments sold                       (9,567)
Net realized losses on futures contracts                +        (90)
                                                        ------------
NET REALIZED LOSSES                                           (9,657)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------
Net unrealized gains on investments                           14,210
Net unrealized losses on futures contracts              +        (24)
                                                        ------------
NET UNREALIZED GAINS                                          14,186

EXPENSES
--------------------------------------------------------------------
Investment adviser and administrator fees                        123 b
Transfer agent and shareholder service fees                       61 c
Trustees' fees                                                     4 d
Custodian fees                                                    25
Portfolio accounting fees                                          8
Professional fees                                                 12
Registration fees                                                 19
Shareholder reports                                               20
Interest expense                                                   4
Other expenses                                          +          7
                                                        ------------
Total expenses                                                   283
Expense reduction                                       -        125 e
                                                        ------------
NET EXPENSES                                                     158

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        1,095
NET EXPENSES                                            -        158
                                                        ------------
NET INVESTMENT INCOME                                            937
NET REALIZED LOSSES                                           (9,657)f
NET UNREALIZED GAINS                                    +     14,186 f
                                                        ------------
INCREASE IN NET ASSETS FROM OPERATIONS                        $5,466


a  An additional $1 was withheld for foreign taxes.

b Calculated as a percentage of average daily net assets: 0.20% of the first $1 billion and 0.18% of assets beyond that.

c Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets.

d  For the fund's independent trustees only.

e Includes $117 from the investment adviser (CSIM) and $8 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least December 31, 2005, to 0.25% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

f  These add up to a net gain on investments of $4,529.


See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND-- FINANCIALS

Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000. Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
---------------------------------------------------------------------------

                                       11/1/01-4/30/02     11/1/00-10/31/01
Net investment income                            $937                $2,092
Net realized gains or losses                   (9,657)                  976
Net unrealized gains or losses             +   14,186               (31,767)
                                           --------------------------------
INCREASE OR DECREASE IN NET ASSETS
FROM OPERATIONS                                 5,466               (28,699)

DISTRIBUTIONS PAID
---------------------------------------------------------------------------
Dividends from net investment income            2,118                 1,793
Distributions from net capital gains       +    4,400                 4,007
                                           --------------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID         $6,518                $5,800

TRANSACTIONS IN FUND SHARES
---------------------------------------------------------------------------

                                   11/1/01-4/30/02         11/1/00-10/31/01
                               QUANTITY         VALUE    QUANTITY       VALUE
Shares sold                        2,701      $24,509      7,171       $74,719
Shares reinvested                    611        5,412        427         4,463
Shares redeemed              +    (4,708)     (42,966)    (4,506)      (45,592)a
                             -------------------------------------------------
NET INCREASE OR DECREASE          (1,396)    ($13,045)     3,092       $33,590

SHARES OUTSTANDING AND NET ASSETS
---------------------------------------------------------------------------

                                11/1/01-4/30/02          11/1/00-10/31/01
                           SHARES       NET ASSETS    SHARES      NET ASSETS

Beginning of period        14,375         $128,155     11,283       $129,064
Total increase
  or decrease          +   (1,396)         (14,097)     3,092           (909) b
                       -----------------------------------------------------
END OF PERIOD              12,979         $114,058     14,375       $128,155  c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

CURRENT PERIOD          $21
PRIOR PERIOD            $13

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $529 and $1,710 at the end of the current period and the prior period, respectively.




See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT

SMALL-CAP VALUE INDEX FUND

[PHOTO OF GERI HOM & LARRY MANO]

    GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

    LARRY MANO, director and portfolio manager, has day-to-day portfolio management responsibilities for the fund. Prior to joining the firm in 1998, he worked for 20 years in equity index management.

TICKER SYMBOL                ISSVX

                INVESTMENT STYLE 1
MARKET CAP 1  VALUE   BLEND   GROWTH
LARGE          / /     / /     / /
MEDIUM         / /     / /     / /
SMALL          /X/     / /     / /

THE FUND SEEKS HIGH TOTAL RETURN BY TRACKING THE PERFORMANCE OF THE S&P SMALL CAP 600/BARRA VALUE INDEX. 2

MANAGERS' PERSPECTIVE

SMALL-CAP STOCKS DOMINATED OTHER ASSET CLASSES DURING A PERIOD OF CONTINUED MARKET UNCERTAINTY. The strong performance of small-caps during the report period is consistent with past history, which shows that small-cap stocks tend to perform well during and immediately after recessions. Among the factors affecting stock prices during the report period were the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks.

SMALL-CAP VALUE STOCKS IN PARTICULAR PERFORMED WELL DURING THE REPORT PERIOD. The Small-Cap 600/Barra Value Index was up 32.9% for the report period, nearly ten times the performance of the S&P 500/Barra Value Index return of 3.9%, a measure of large-cap value stock performance. The strong performance of small-cap value stocks was a result of several factors including low volatility, positive dividend yields and low price-to-earnings ratios, all of which extended across the entire range of sectors. Leading the trend was consumer durables, up 42%. Even the worst-performing small-cap value sector, energy, was still up 12%.

1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

2 Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500 and S&P SmallCap 600/BARRA Value Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund with the S&P 600/Barra Value Index and the Morningstar Small-Cap Value Fund category.

[BAR CHART]

                                                       S&P
                                                    600/BARRA     PEER
                                                      VALUE      GROUP
                                          FUND 1      INDEX     AVERAGE 2
                                          ------    ---------   ---------
Pre-Tax Total Return 4
    6 MONTHS 3                            32.50%      32.88%     25.33%
    1 YEAR                                23.38%      23.56%     20.89%
    SINCE INCEPTION: 2/1/99               16.25%      16.38%        --
AFTER-TAX RETURNS: 5
  o Pre-Liquidation
    6 MONTHS 3                            28.37%         --         --
    1 YEAR                                19.53%         --      17.78%
    SINCE INCEPTION: 2/1/99               13.53%         --         --
  o Post-Liquidation
    6 MONTHS 3                            20.03%         --         --
    1 YEAR                                14.42%         --         --
    SINCE INCEPTION: 2/1/99               11.84%         --         --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund compared with a similar investment in the S&P 600/Barra Value Index. 4

[LINE CHART]

                                       S&P 600/BARRA
                     FUND 1             VALUE INDEX
01-Feb-99            $10,000              $10,000
   Feb-99            $ 9,170              $ 9,186
   Mar-99            $ 9,130              $ 9,150
   Apr-99            $ 9,920              $ 9,947
   May-99            $10,310              $10,345
   Jun-99            $10,930              $10,973
   Jul-99            $10,760              $10,802
   Aug-99            $10,310              $10,349
   Sep-99            $10,120              $10,159
   Oct-99            $ 9,890              $ 9,924
   Nov-99            $10,120              $10,147
   Dec-99            $10,411              $10,425
   Jan-00            $ 9,886              $ 9,891
   Feb-00            $10,338              $10,338
   Mar-00            $10,716              $10,720
   Apr-00            $10,801              $10,795
   May-00            $10,611              $10,619
   Jun-00            $10,916              $10,923
   Jul-00            $11,127              $11,139
   Aug-00            $11,789              $11,789
   Sep-00            $11,747              $11,765
   Oct-00            $11,810              $11,823
   Nov-00            $11,021              $11,042
   Dec-00            $12,583              $12,601
   Jan-01            $13,572              $13,599
   Feb-01            $12,993              $13,025
   Mar-01            $12,458              $12,484
   Apr-01            $13,208              $13,236
   May-01            $13,549              $13,573
   Jun-01            $14,084              $14,092
   Jul-01            $13,936              $13,959
   Aug-01            $13,709              $13,735
   Sep-01            $11,754              $11,769
   Oct-01            $12,299              $12,307
   Nov-01            $13,265              $13,292
   Dec-01            $14,218              $14,251
   Jan-02            $14,469              $14,518
   Feb-02            $14,406              $14,455
   Mar-02            $15,658              $15,712
30-Apr-02            $16,296              $16,354

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1   Fund returns reflect expense reductions by the fund's investment adviser
    (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Small-Cap Value Fund category for the 6-month and one-year periods was 270 and 252, respectively.

3   Not annualized.

4 The pre-tax total return and the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the alternative minimum tax. Actual returns depend on an investor's situation and may differ from those shown. After-tax returns may not be relevant to investors who hold their fund shares through tax deferred arrangements.

Pre-liquidation after-tax returns reflect the tax effects of purchases and sales of securities within the fund portfolios and assume investors continue to hold fund shares at the end of the measurement periods. Post-liquidation figures assume investors sold fund shares at the end of the measurement periods and reflect both the effects of taxable distributions and any taxable gains or losses realized upon the sale of shares.

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02
(1)   CONSTELLATION BRANDS, INC., CLASS A              1.2%
(2)   TOLL BROTHERS, INC.                              1.0%
(3)   COVENTRY HEALTH CARE, INC.                       0.9%
(4)   CULLEN/FROST BANKERS, INC.                       0.9%
(5)   LA-Z-BOY, INC.                                   0.9%
(6)   POGO PRODUCING CO.                               0.8%
(7)   PROVIDENT INSTITUTIONAL TEMPFUND                 0.8%
(8)   WASHINGTON FEDERAL, INC.                         0.8%
(9)   ADAPTEC, INC.                                    0.7%
(10)  NEWFIELD EXPLORATION CO.                         0.7%
-----------------------------------------------------------
TOTAL PERCENTAGE OF INVESTMENTS                        8.7%

STATISTICS as of 4/30/02

                                                 PEER GROUP
                                    FUND         AVERAGE 2
-----------------------------------------------------------
Number of Holdings                   382            180
-----------------------------------------------------------
Median Market Cap ($ Mil)           $744           $976
-----------------------------------------------------------
Price/Earnings (P/E) Ratio          24.7           25.5
-----------------------------------------------------------
Price/Book (P/B) Ratio               1.9            2.6
-----------------------------------------------------------
12-Month Yield                      0.75%          0.29%
-----------------------------------------------------------
Portfolio Turnover Rate 3             30%            70%
-----------------------------------------------------------
Three-Year Beta                     0.68           0.59
-----------------------------------------------------------

EXPENSE RATIO as of 4/30/02

[BAR CHART]

FUND                    0.32% 4
PEER GROUP AVERAGE      1.47% 2

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 281 funds in the Small-Cap Value Fund category.

3   For the 6-month and one-year periods respectively.

4 Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes, and certain non-routine expenses). The actual expense ratio during the period was 0.01% higher due to certain non-routine expenses.

5   Source: Standard & Poor's(R), a division of McGraw-Hill companies.

INDEX COMPOSITION BY INDUSTRY 5

These charts show the size of the ten largest industries in the S&P 600/Barra Value Index. As the charts show, the total portion represented by these industries and their relative weightings have remained fairly stable over the past year.

AS OF 4/30/02

[PIE CHART]

1     9.5%  Business Services
2     8.5%  Producer Goods
3     8.0%  Electronics
4     7.1%  Energy & Utilities
5     6.6%  Retail
6     6.3%  Miscellaneous Finance
7     5.3%  Banks
8     4.6%  Construction
9     4.4%  Drugs & Medicine
10    3.6%  Insurance
     36.1%  Other

AS OF 4/30/01

[PIE CHART]

1    10.1%  Electronics
2     9.0%  Business Services
3     8.1%  Energy & Utilities
4     7.9%  Producer Goods
5     6.5%  Banks
6     5.2%  Construction
7     4.9%  Food & Agriculture
8     4.5%  Retail
9     4.5%  Drugs & Medicine
10    3.9%  Apparel
     35.4%  Other

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

One other section of this report provides context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables.

FINANCIAL HIGHLIGHTS

                                                          11/1/01-    11/1/00-   11/1/99-     2/1/99  1-
                                                           4/30/02    10/31/01   10/31/00     10/31/99
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.82       11.23       9.89       10.00
                                                          ----------------------------------------------
Income or loss from investment operations:
        Net investment income                               0.04        0.09       0.09        0.07
        Net realized and unrealized gains or losses         3.26        0.32       1.74       (0.18)
                                                          ----------------------------------------------
        Total income or loss from investment operations     3.30        0.41       1.83       (0.11)
Less distributions:
        Dividends from net investment income               (0.10)      (0.08)     (0.09)         --
        Distributions from net realized gains              (1.00)      (0.74)     (0.40)         --
                                                          ----------------------------------------------
        Total distributions                                (1.10)      (0.82)     (0.49)         --
                                                          ----------------------------------------------
Net asset value at end of period                           13.02       10.82      11.23        9.89
                                                          ----------------------------------------------
Total return (%)                                           32.50 2      4.14      19.42       (1.10) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                        0.32 3,5    0.32       0.27 4      0.00 3
Expense reductions reflected in above ratio                 0.26 3      0.29       0.38        0.98 3
Ratio of net investment income to
  average net assets                                        0.79 3      0.87       0.94        1.25 3
Portfolio turnover rate                                       30          69         71          38
Net assets, end of period ($ x 1,000,000)                     62          47         39          32

1   Commencement of operations.

2   Not annualized.

3   Annualized.

4 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.33% if certain non-routine expenses (interest expense) had been included.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  New holding (since 10/31/01)
 o  Non-income producing security
 =  Collateral for open futures contracts

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.1%    COMMON STOCK
          Market Value: $60,873
          Cost: $48,658

  0.8%    SHORT TERM INVESTMENT
          Market Value: $479
          Cost: $479

  0.1%    U.S. TREASURY OBLIGATION
          Market Value: $55
          Cost: $55

-----------------------------------

100.0%    TOTAL INVESTMENTS
          Market Value: $61,407
          Cost: $49,192

COMMON STOCK  99.1% of investments

                                                               MKT. VALUE
       SECURITY AND NUMBER OF SHARES                           ($ x 1,000)
       AEROSPACE / DEFENSE 1.3%
       ------------------------------------------------------------------
    o+ BE Aerospace, Inc.       8,400                                 109
     + Curtiss-Wright Corp.    2,800                                  213
       GenCorp., Inc.    12,500                                       196
       Kaman Corp., Class A    6,000                                  108
     o Triumph Group, Inc.     4,400                                  203
                                                                      ---
                                                                      829
       AIR TRANSPORTATION 0.4%
       ------------------------------------------------------------------
       AAR Corp.    6,300                                              80
    o+ Mesa Air Group, Inc.    8,900                                   88
     o Midwest Express Holdings, Inc.    3,700                         74
                                                                      ---
                                                                      242
       ALCOHOLIC BEVERAGES 1.2%
       ------------------------------------------------------------------
=o+(1) Constellation Brands, Inc., Class A    12,200                  737
       APPAREL    3.3%
     o Ashworth, Inc.    3,600                                         33
       Brown Shoe Co., Inc.      5,800                                118
     o The Dress Barn, Inc.    5,600                                  168
     o Footstar, Inc.    5,000                                        148
     o Goody's Family Clothing, Inc.    9,000                          79
       Haggar Corp.    1,200                                           18
     o Jo-Ann Stores, Inc., Class A    5,900                          114
       Kellwood Co.      6,600                                        180
     o The Men's Wearhouse, Inc.     10,600                           261
     o Nautica Enterprises, Inc.    8,000                             115
       Oxford Industries, Inc.    2,300                                66
       Phillips-Van Heusen Corp.       8,000                          122
    o+ Quiksilver, Inc.    6,400                                      156
       Russell Corp.     8,400                                        155
       Stride Rite Corp.    11,000                                     97
       Wolverine World Wide, Inc.       12,200                        220
                                                                    -----
                                                                    2,050
       AUTOMOTIVE PRODUCTS / MOTOR VEHICLES 2.0%
       ------------------------------------------------------------------
       A.O. Smith Corp., Class B       6,700                          208
       Arctic Cat, Inc.    6,900                                      134
       Fleetwood Enterprises, Inc.      8,400                          90
       Midas, Inc.     3,300                                           49
       Myers Industries, Inc.    6,640                                120
       Oshkosh Truck Corp.       4,800                                273
       Standard Motor Products, Inc.    3,900                          64
     o TBC Corp.    5,900                                              88
       Titan International, Inc.    3,900                              19
     o Tower Automotive, Inc.    13,000                               191
                                                                    -----
                                                                    1,236
       BANKS 6.0%
       ------------------------------------------------------------------
       Anchor Bancorp Wisconsin, Inc.    6,800                        149
       Chittenden Corp.      8,825                                    292
 =+(4) Cullen/Frost Bankers, Inc.         14,500                      547
       Dime Community Bancshares          7,350                       171
     + East-West Bancorp, Inc.     6,500                              233
       First Bancorp Puerto Rico       7,700                          258

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                               MKT. VALUE
       SECURITY AND NUMBER OF SHARES                           ($ x 1,000)
     o First Republic Bank    4,100                                   136
     o Firstfed Financial Corp.    5,100                              146
       GBC Bancorp California       3,000                              97
       MAF Bancorp., Inc.      6,300                                  233
       Provident Bankshares Corp.       7,605                         198
       Riggs National Corp., Washington D.C.    7,100                 118
     + Seacoast Financial Services Corp.     6,500                    139
       The South Financial Group, Inc.      11,800                    272
       Susquehanna Bancshares, Inc.         11,300                    279
     = Whitney Holding Corp.     11,250                               411
                                                                    -----
                                                                    3,679
       BUSINESS MACHINES & SOFTWARE 2.6%
       ------------------------------------------------------------------
 =o(9) Adaptec, Inc.        31,300                                    460
       Analogic Corp.     3,400                                       170
     o Artesyn Technologies, Inc.    9,600                             75
     o Bell Microproducts, Inc.    5,100                               60
    o+ Black Box Corp.    5,500                                       257
     o Davox Corp.    3,300                                            30
     o Digi International, Inc.    5,900                               33
    o+ Flow International Corp.    3,300                               35
    o+ Imagistics International, Inc.    4,900                         85
     o Input/Output, Inc.    13,000                                   118
     o Network Equipment Technologies, Inc.    5,100                   30
     o Rainbow Technologies, Inc.    7,800                             66
     o SCM Microsystems, Inc.     5,000                                65
     o Systems & Computer Technology Corp.    8,900                   138
                                                                    -----
                                                                    1,622
       BUSINESS SERVICES 8.7%
       ------------------------------------------------------------------
     o 4 Kids Entertainment, Inc.    3,300                             57
       Aaron Rents, Inc.    5,600                                     157
       ABM Industries, Inc.    6,700                                  257
     o Actel Corp.    6,100                                           148
     + American Management Systems, Inc.    10,900                    249
       Analysts International Corp.     4,700                          24
       Angelica Corp.     3,000                                        46
    o+ Aspen Technology, Inc.     7,800                               106
       Bowne & Co., Inc.    9,300                                     148
     o Brooktrout, Inc.    2,100                                       13
     o Carreker Corp.    3,900                                         39
     o CDI Corp.    5,600                                             164
       Chemed Corp.    2,600                                          100
     o Ciber, Inc.    15,100                                          106
       Computer Task Group, Inc.    5,800                              30
    o+ eFunds Corp.       12,100                                      192
     o ePresence, Inc.     5,400                                       23
     o Franklin Covey Co.    10,100                                    27
       G&K Services, Inc., Class A    6,700                           276
     o Hall, Kinion & Associates, Inc.    2,200                        21
     o Heidrick & Struggles International, Inc.    4,300               89
     o HNC Software, Inc.     8,700                                   166
     o Hyperion Solutions Corp.      10,200                           239
     o Information Resources, Inc.      8,900                          91
     o Labor Ready, Inc.     14,400                                   130
       New England Business Service, Inc.    3,600                    101
     o Paxar Corp.     13,400                                         224
     o PC-Tel, Inc.    4,200                                           34
     o Pegasus Solutions, Inc.     8,600                              167
     o Phoenix Technologies Ltd.      6,000                            82
     o PRG-Schultz International, Inc.    17,000                      233
     o QRS Corp.      3,200                                            36
    o+ RadiSys Corp.       4,300                                       63
     o SBS Technologies, Inc.    3,300                                 42
     o Seacor Smit, Inc.    5,600                                     269
     o SourceCorp     5,200                                           156
       Standard Register Co.    7,700                                 246
    o+ Take-Two Interactive Software Corp.    10,500                  264
    o+ Tetra Technologies, Inc.     4,400                             126
     o URS Corp.      5,800                                           179
     o Verity, Inc.    8,700                                          116
     o Volt Information Sciences, Inc.    4,100                        93
                                                                    -----
                                                                    5,329
       CHEMICAL 2.2%
       ------------------------------------------------------------------
       Arch Chemicals, Inc.    6,200                                  147
       Chemfirst, Inc.    4,000                                       112
       MacDermid, Inc.    8,800                                       194
       Omnova Solutions, Inc.    12,300                               113
       Penford Corp.    2,200                                          38
       PolyOne Corp.    24,600                                        299
       Quaker Chemical Corp.    2,800                                  64
       Tredegar Corp.    11,300                                       259
       Wellman, Inc.    8,000                                         133
                                                                    -----
                                                                    1,359

See the Financial Notes, which are integral to this information.

                                                               MKT. VALUE
       SECURITY AND NUMBER OF SHARES                           ($ x 1,000)
       CONSTRUCTION 5.2%
       ------------------------------------------------------------------
     o Building Materials Holding Corp.    4,100                       62
       Butler Manufacturing Co.      1,400                             39
     o Champion Enterprises, Inc.     12,600                          105
    o+ EMCOR Group, Inc.       4,400                                  268
     = Florida Rock Industries, Inc.    8,200                         328
       Interface, Inc., Class A    11,200                              90
       Lawson Products, Inc.    2,600                                  83
     = MDC Holdings, Inc.     8,113                                   410
     = The Ryland Group, Inc.    3,800                                418
     o Simpson Manufacturing Co., Inc.     3,600                      236
       Skyline Corp.     2,200                                         79
       Standard Pacific Corp.    8,100                                272
       Texas Industries, Inc.    6,400                                248
 =o(2) Toll Brothers, Inc.      19,700                                586
                                                                    -----
                                                                    3,224
       CONSUMER: DURABLE 3.1%
       ------------------------------------------------------------------
     o Applica, Inc.    6,100                                          63
       Bassett Furniture Industries, Inc.    3,700                     76
       Coachmen Industries, Inc.      3,800                            70
     o Griffon Corp.    8,990                                         173
  =(5) La-Z-Boy, Inc.      18,200                                     547
     o Linens `N Things, Inc.    11,000                               382
       National Presto Industries, Inc.    1,500                       50
     o Royal Appliance Manufacturing Co.    3,800                      24
     o Salton, Inc.    3,300                                           56
       Sturm, Ruger & Co., Inc.      7,200                            100
       Thomas Industries, Inc.     4,600                              133
       Toro Co.    3,500                                              203
                                                                    -----
                                                                    1,877
       CONSUMER: NONDURABLE 3.1%
       ------------------------------------------------------------------
       A.T. Cross Co., Class A     4,100                               29
     o Department 56, Inc.    3,500                                    54
       Huffy Corp.     3,400                                           27
     o IHOP Corp.    5,500                                            200
     o Jakks Pacific, Inc.    5,400                                   104
       Landry's Restaurants, Inc.     6,400                           177
       Lone Star Steakhouse & Saloon, Inc.    7,700                   150
     o Luby's, Inc.    4,600                                           32
       The Marcus Corp.    8,200                                      142
     o O'Charleys, Inc.    5,200                                      131
     o Rare Hospitality International Inc.    5,700                   160
       Russ Berrie & Co., Inc.    5,600                               204
     o Ryan's Family Steak Houses, Inc.    8,800                      231
     o The Steak N Shake Co.      8,100                               113
     o Triarc Cos., Inc.    5,100                                     143
                                                                    -----
                                                                    1,897
       ELECTRONICS 8.0%
       ------------------------------------------------------------------
     o Allen Telecom, Inc.    6,600                                    43
     o Alliance Semiconductor Corp.    10,200                         109
     o Anixter International, Inc.    11,500                          333
     o Aspect Communications Corp.         11,800                      57
     o Audiovox Corp., Class A    6,200                                46
    o+ Aware, Inc.    4,900                                            25
    o+ AXT, Inc.     5,300                                             61
       Bel Fuse, Inc., Class B    2,800                                75
       Belden, Inc.    6,300                                          151
     o Benchmark Electronics, Inc.      7,000                         213
     o Brooks Automation, Inc.     5,400                              193
     + C&D Technologies, Inc.      6,900                              159
     o C-COR.net Corp.    9,500                                       104
     o Cable Design Technologies Corp.    11,950                      150
     o Captaris, Inc.    5,600                                         20
     o Checkpoint Systems, Inc.      9,900                            171
     o Coherent, Inc.    7,800                                        239
       Cohu, Inc.    5,600                                            157
     + CTS Corp.     9,000                                            154
     o DMC Stratex Networks, Inc.       21,700                         91
     o Dupont Photomasks, Inc.       4,800                            187
    o+ Electro Scientific Industries, Inc.    7,400                   222
     o Electroglas, Inc.    5,100                                      86
     o Esterline Technologies Corp.      5,000                        116
     o Exar Corp.     10,600                                          211
       Gerber Scientific, Inc.    8,700                                39
     o Hutchinson Technology, Inc.      8,400                         150
     o Kulicke & Soffa Industries, Inc.    13,400                     243
       Methode Electronics, Inc., Class A    10,200                   117
       Park Electrochemical Corp.    5,300                            160
     o Pericom Semiconductor Corp.        6,300                        90
     o Pinnacle Systems, Inc.     14,600                              136
       Pioneer Standard Electronics, Inc.    8,600                    126
     o Standard Microsystems Corp.        5,900                       145
    o+ Stratos Lightwave, Inc.     17,700                              49

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                               MKT. VALUE
       SECURITY AND NUMBER OF SHARES                           ($ x 1,000)
    o+ Symmetricom, Inc.     8,200                                     52
    o+ Therma-Wave, Inc.     6,700                                     95
     o Three-Five Systems, Inc.    5,200                               73
    o+ Viasat, Inc.    6,900                                           73
                                                                    -----
                                                                    4,921
       ENERGY: RAW MATERIALS 3.7%
       ------------------------------------------------------------------
    o+ Atwood Oceanics, Inc.    3,700                                 170
     + Cabot Oil & Gas Corp., Class A    8,700                        219
    o+ Dril-Quip, Inc.    4,300                                       106
     o Evergreen Resources, Inc.     5,100                            228
     o KEY Production Co., Inc.    3,700                               79
       The Laclede Group, Inc.       4,500                            110
       Massey Energy Co.    20,200                                    302
     o Offshore Logistics, Inc.    6,100                              123
    o+ Plains Resources, Inc.    6,800                                186
     o Seitel, Inc.    6,600                                           53
    o+ Southwestern Energy Co.      6,600                              95
     o Swift Energy Co.    6,500                                      123
     o Tom Brown, Inc.    10,600                                      308
     o Unit Corp.    9,600                                            188
                                                                    -----
                                                                    2,290
       FOOD & AGRICULTURE 2.1%
       ------------------------------------------------------------------
       Corn Products International, Inc.    9,600                     318
     + Fleming Cos., Inc.    11,900                                   262
     o Hain Celestial Group, Inc.    8,500                            156
       International Multifoods Corp.     4,500                       121
     o J & J Snack Foods Corp.     2,500                               96
       Mississippi Chemical Corp.       3,100                           5
       Nash Finch Co.      3,400                                      102
     o RalCorp. Holdings, Inc.    8,600                               241
                                                                    -----
                                                                    1,301
       HEALTHCARE / DRUGS & MEDICINE 4.4%
       ------------------------------------------------------------------
       Alpharma, Inc., Class A      10,700                            183
     o Arqule, Inc.    4,800                                           46
     o Conmed Corp.      7,100                                        192
 =o(3) Coventry Health Care, Inc.         17,700                      557
     o Curative Health Services, Inc.    2,400                         34
       Datascope Corp.       3,900                                    123
     o Hologic, Inc.    4,800                                          78
     o Osteotech, Inc.    2,600                                        21
     o Parexel International Corp.    6,100                            95
    o+ Pediatrix Medical Group, Inc.     6,800                        319
    o+ PolyMedica Corp.    3,600                                      140
    o+ RehabCare Group, Inc.        4,500                             120
     o Sola International, Inc.    7,000                              100
     o Spacelabs Medical, Inc.      2,600                              37
    o+ Sunrise Assisted Living, Inc.     6,100                        165
     o Theragenics Corp.      8,200                                    74
     o US Oncology, Inc.      27,000                                  259
    o+ Viasys Healthcare, Inc.      6,800                             137
                                                                    -----
                                                                    2,680
       INSURANCE 4.0%
       ------------------------------------------------------------------
       American Financial Holdings, Inc.    6,800                     201
       Delphi Financial Group, Inc., Class A    5,745                 247
       First American Corp.    19,000                                 420
       Fremont General Corp.     21,700                               152
     o Insurance Auto Auctions, Inc.     2,800                         54
       LandAmerica Financial Group, Inc.     5,900                    206
     + Presidential Life Corp.    8,400                               209
       RLI Corp.    3,000                                             173
       SCPIE Holdings, Inc.    2,300                                   31
       Selective Insurance Group, Inc.    7,100                       213
       Stewart Information Services Corp.    4,900                     93
       Trenwick Group Ltd.    9,100                                    77
    o+ UICI    13,200                                                 271
       Zenith National Insurance Corp.    4,400                       135
                                                                    -----
                                                                    2,482
       MEDIA 0.6%
       ------------------------------------------------------------------
     o Consolidated Graphics, Inc.      4,700                         100
     o Information Holdings, Inc.    5,600                            175
       Penton Media, Inc.    7,300                                     48
       Thomas Nelson, Inc.    4,500                                    57
                                                                      ---
                                                                      380
       MISCELLANEOUS 0.3%
       ------------------------------------------------------------------
     o Spherion Corp.      15,100                                     192

       MISCELLANEOUS FINANCE 4.3%
       ------------------------------------------------------------------
       Commercial Federal Corp.    13,000                             382
     = Downey Financial Corp.       7,800                             415
       Financial Federal Corp.    4,600                               162
       Jefferies Group, Inc.    7,100                                 330
     = Raymond James Financial, Inc.    13,000                        435
     = Staten Island Bancorp., Inc.     17,500                        349
       SWS Group, Inc.    3,897                                        78

See the Financial Notes, which are integral to this information.

                                                               MKT. VALUE
       SECURITY AND NUMBER OF SHARES                           ($ x 1,000)
  =(8) Washington Federal, Inc.        17,812                         465
                                                                    -----
                                                                    2,616
       NON-FERROUS METALS 2.3%
       ------------------------------------------------------------------
       A.M. Castle & Co.      3,800                                    44
       Brush Engineered Materials, Inc.      4,500                     58
       Century Aluminum Co.    5,600                                   85
       Cleveland-Cliffs, Inc.    2,200                                 59
       Commercial Metals Co.       3,700                              166
       Commonwealth Industries, Inc.       2,900                       22
       IMCO Recycling, Inc.      5,600                                 60
     o Mueller Industries, Inc.    9,200                              313
       Reliance Steel & Aluminum Co.       8,600                      277
     o RTI International Metals, Inc.    6,600                         87
    o+ Stillwater Mining Co.    10,500                                184
     o Wolverine Tube, Inc.    3,600                                   33
                                                                    -----
                                                                    1,388
       OIL: DOMESTIC 3.2%
       ------------------------------------------------------------------
=o(10) Newfield Exploration Co.         12,000                        454
     o Nuevo Energy Co.     4,000                                      63
     + Patina Oil & Gas Corp.    6,400                                231
  =(6) Pogo Producing Co.         14,600                              500
       St. Mary Land & Exploration Co.    6,900                       167
     o Stone Energy Corp.    7,100                                    301
       Vintage Petroleum, Inc.    16,500                              228
                                                                    -----
                                                                    1,944
       OPTICAL & PHOTO 0.2%
       ------------------------------------------------------------------
     o Concord Camera Corp.      6,100                                 47
     + CPI Corp.    2,600                                              49
     o Meade Instruments Corp.      2,400                              12
                                                                      ---
                                                                      108
       PAPER & FOREST PRODUCTS 1.1%
       ------------------------------------------------------------------
     o Buckeye Technologies, Inc.    8,800                             97
       Caraustar Industries, Inc.     6,400                            72
       Chesapeake Corp.        4,900                                  135
       Deltic Timber Corp.     3,200                                  107
     o Lydall, Inc.    4,200                                           61
       Pope & Talbot, Inc.     4,200                                   60
       Universal Forest Products, Inc.     6,100                      152
                                                                      ---
                                                                      684
       PRODUCER GOODS & MANUFACTURING 6.8%
       ------------------------------------------------------------------
    o+ Acuity Brands, Inc.     11,100                                 206
       Applied Industrial Technologies, Inc.    4,600                  91
     o Astec Industries, Inc.    5,100                                 95
       Barnes Group, Inc.    5,200                                    134
       Briggs & Stratton Corp.    6,000                               253
       Fedders Corp.    5,510                                          21
     o Gardner Denver, Inc.      4,500                                125
       Hughes Supply, Inc.    7,100                                   296
     + IDEX Corp.     8,700                                           313
     o Ionics, Inc.    4,600                                          138
       JLG Industries, Inc.    11,000                                 181
       Lennox International, Inc.    16,312                           245
    o+ Lone Star Technologies, Inc.    6,700                          179
     o Magnetek, Inc.     5,300                                        64
       Milacron, Inc.    8,200                                        109
    o+ Oceaneering International, Inc.    6,500                       172
       Regal Beloit    7,000                                          183
       Robbins & Myers, Inc.    2,800                                  82
     o SPS Technologies, Inc.      3,500                              137
       Standex International Corp.    3,200                            83
     = The Timken Co.    16,600                                       442
     o Ultratech Stepper, Inc.    5,500                                94
       Watsco, Inc.    8,800                                          159
       Watts Industries, Inc., Class A    7,500                       137
     + Woodward Governor Co.    3,100                                 213
                                                                    -----
                                                                    4,152
       RAILROAD & SHIPPING 0.4%
       ------------------------------------------------------------------
     o Kansas City Southern Industries, Inc.    17,200                275

       REAL PROPERTY 1.2%
       ------------------------------------------------------------------
       Colonial Properties Trust    5,500                             200
       Kilroy Realty Corp.    7,500                                   211
       Shurgard Storage Centers, Inc., Class A    8,700               307
                                                                      ---
                                                                      718
       RETAIL 4.7%
       ------------------------------------------------------------------
     o AnnTaylor Stores Corp.      8,200                              356
       Burlington Coat Factory Warehouse Corp.    12,000              270
       Casey's General Stores, Inc.    12,800                         167
       Cash America International, Inc.    7,700                       77
       The Cato Corp., Class A    7,100                               182
     o Enesco Group, Inc.     3,800                                    26
       Great Atlantic & Pacific Tea Co., Inc.    10,900               279

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS

PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.

                                                               MKT. VALUE
       SECURITY AND NUMBER OF SHARES                           ($ x 1,000)
       Pep Boys-Manny, Moe, & Jack    15,100                          289
     o School Specialty, Inc.    5,000                                142
     o ShopKo Stores, Inc.    8,900                                   185
     o Stein Mart, Inc.    10,300                                     122
    =o United Stationers, Inc.    9,300                               363
    =o Zale Corp.      10,300                                         409
                                                                    -----
                                                                    2,867
       STEEL 1.8%
       ------------------------------------------------------------------
       Intermet Corp.    7,100                                         78
     o Material Sciences Corp.     4,700                               55
       Quanex Corp.    4,000                                          144
       Ryerson Tull, Inc.    6,000                                     70
    o+ Shaw Group, Inc.    11,300                                     345
     o Steel Dynamics, Inc.    12,500                                 218
       Steel Technologies, Inc.    3,300                               35
       Valmont Industries, Inc.    6,800                              141
                                                                    -----
                                                                    1,086
       TELEPHONE 0.1%
       ------------------------------------------------------------------
     o Boston Communications Group    5,800                            57

       TOBACCO 0.3%
       ------------------------------------------------------------------
       DIMON, Inc.    12,600                                           97
       Schweitzer-Mauduit International, Inc.    4,200                119
                                                                    -----
                                                                      216
       TRAVEL & RECREATION 1.5%
       ------------------------------------------------------------------
     o Aztar Corp.    11,200                                          261
     o Bally Total Fitness Holding Corp.    7,700                     168
       Central Parking Corp.    10,200                                269
     o K2, Inc.    3,300                                               27
     o Pinnacle Entertainment, Inc.    5,500                           61
     o Prime Hospitality Corp.    11,500                              148
                                                                      ---
                                                                      934
       TRUCKING & FREIGHT 2.2%
       ------------------------------------------------------------------
     o Arkansas Best Corp.     6,800                                  164
     o Kirby Corp.    7,400                                           208
       Roadway Corp.    5,400                                         165
       USFreightways Corp.    6,900                                   231
       Wabash National Corp.    5,100                                  50
       Werner Enterprises, Inc.    17,466                             310
     o Yellow Corp.    7,800                                          210
                                                                      ---
                                                                    1,338

       UTILITIES: ELECTRIC & GAS 6.8%
       ------------------------------------------------------------------
       American States Water Co.     3,000                            117
       Atmos Energy Corp.    10,800                                   258
       Avista Corp.    12,300                                         197
       Cascade Natural Gas Corp.    2,500                              56
       Central Vermont Public Service Corp.    3,100                   56
       CH Energy Group, Inc.    4,300                                 221
     o El Paso Electric Co.    15,300                                 239
       Energen Corp.    8,400                                         236
       Green Mountain Power Corp.      1,500                           28
       New Jersey Resources Corp.      7,650                          245
       Northwest Natural Gas Co.     7,400                            210
       Northwestern Corp.    8,000                                    164
       NUI Corp.    4,000                                             107
       Piedmont Natural Gas Co., Inc.    8,800                        328
     = RGS Energy Group, Inc.       9,700                             385
     o Southern Union Co.      13,769                                 241
       Southwest Gas Corp.    8,400                                   208
       UIL Holdings Corp.    4,500                                    254
       Unisource Energy Corp. Holding Co.    9,700                    196
    o+ Veritas DGC, Inc.    8,600                                     156
    o+ Waste Connections, Inc.       7,400                            261
                                                                    -----
                                                                    4,163

       SHORT TERM INVESTMENT
       0.8% of investments

   (7) Provident Institutional
       TempFund     478,841                                           479

       U.S. TREASURY OBLIGATION
       0.1% of investments

       SECURITY
         RATE,MATURITY DATE          FACE VALUE
                                     ($ x 1,000)

     = U.S. Treasury Bill,
         1.80%, 06/20/02                     55                        55

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value
     (including $3,198 of securities on loan)                          $61,407 a
Collateral held for securities on loan                                   3,279
Receivables:
       Fund shares sold                                                    138
       Interest                                                              1
       Dividends                                                            25
       Investments sold                                                    166
       Most recent daily change in value of futures                         15
       Income from lending securities                                        2
Prepaid expenses                                                    +       11
                                                                    ----------
TOTAL ASSETS                                                            65,044

LIABILITIES
------------------------------------------------------------------------------
Collateral held for securities on loan                                   3,279
Payables:
       Fund shares redeemed                                                 71
       Interest expense                                                      2
Accrued expenses                                                    +       14
                                                                    ----------
TOTAL LIABILITIES                                                        3,366

NET ASSETS
------------------------------------------------------------------------------
TOTAL ASSETS                                                            65,044
TOTAL LIABILITIES                                                   -    3,366
                                                                    ----------
NET ASSETS                                                              61,678

NET ASSETS BY SOURCE
Capital received from investors                                         49,212
Net investment income not yet distributed                                  123
Net realized capital gains                                                 117
Net unrealized capital gains                                           $12,226 b

NET ASSET VALUE (NAV)
                          SHARES
NET ASSETS  (DIVIDED BY)  OUTSTANDING     =     NAV
$61,678                   4,736                 $13.02

a The fund paid $49,192 for these securities. Not counting short-term obligations and government securities, the fund paid $16,088 for securities during the report period, and received $17,161 from securities it sold or that matured.

b These derive from investments and futures. As of the report date, the fund had three open Russell 2000 futures contracts due to expire on June 21, 2002, with a contract value of $767 and unrealized gains of $11.

   FEDERAL TAX DATA
   -----------------------------------------------
   COST BASIS OF PORTFOLIO                 $50,324
   NET UNREALIZED GAINS AND LOSSES:
   Gains                                   $14,025
   Losses                               +   (2,931)
                                        ----------
                                           $11,094

See the Financial Notes, which are integral to this information.

INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND -- FINANCIALS

Statement of
OPERATIONS
For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
------------------------------------------------------------------------------
Dividends                                                              $   281
Interest                                                                     4
Lending of securities                                               +       10
                                                                    ----------
TOTAL INVESTMENT INCOME                                                    295

NET REALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net realized gains on investments sold                                   1,530
Net realized gains on futures contracts                             +       20
                                                                    ----------
NET REALIZED GAINS                                                       1,550

NET UNREALIZED GAINS AND LOSSES
------------------------------------------------------------------------------
Net unrealized gains on investments                                     13,154
Net unrealized gains on futures contracts                           +       11
                                                                    ----------
NET UNREALIZED GAINS                                                    13,165

EXPENSES
------------------------------------------------------------------------------
Investment adviser and administrator fees                                   66 a
Transfer agent and shareholder service fees                                 27 b
Trustees' fees                                                               4 c
Custodian fees                                                              15
Portfolio accounting fees                                                    4
Professional fees                                                           11
Registration fees                                                           10
Shareholder reports                                                         10
Interest expense                                                             2
Other expenses                                                      +        6
                                                                    ----------
Total expenses                                                             155
Expense reduction                                                   -       68 d
                                                                    ----------
NET EXPENSES                                                                87

INCREASE IN NET ASSETS FROM OPERATIONS
------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    295
NET EXPENSES                                                        -       87
                                                                    ----------
NET INVESTMENT INCOME                                                      208
NET REALIZED GAINS                                                       1,550 e
NET UNREALIZED GAINS                                                +   13,165 e
                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS                                 $14,923

a Calculated as a percentage of average daily net assets: 0.25% of the first $1 billion and 0.23% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.05% of the fund's assets.

c   For the fund's independent trustees only.

d Includes $62 from the investment adviser (CSIM) and $6 from the transfer agent and shareholder service agent (Schwab). These reductions reflect a guarantee by CSIM and Schwab to limit the operating expenses of this fund through at least December 31, 2005, to 0.32% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e   These add up to a net gain on investments of $14,715.


See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.
Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
-----------------------------------------------------------------------------

                                           11/1/01-4/30/02   11/1/00-10/31/01
Net investment income                              $   208            $   435
Net realized gains                                   1,550              3,793
Net unrealized gains or losses                  +   13,165             (2,947)
                                                ------------------------------
INCREASE IN NET ASSETS
FROM OPERATIONS                                     14,923              1,281

DISTRIBUTIONS PAID
-----------------------------------------------------------------------------
Dividends from net investment income                   451                315
Distributions from net capital gains            +    4,324              2,972
                                                -----------------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS PAID             $ 4,775            $ 3,287

TRANSACTIONS IN FUND SHARES
-----------------------------------------------------------------------------

                                  11/1/01-4/30/02          11/1/00-10/31/01
                             QUANTITY         VALUE     QUANTITY       VALUE
Shares sold                       960      $ 11,447        1,906     $ 21,677
Shares reinvested                 328         3,590          229        2,328
Shares redeemed               +  (923)      (10,790)      (1,247)     (13,819) a
                              -----------------------------------------------
NET INCREASE                      365      $  4,247          888     $ 10,186

SHARES OUTSTANDING AND NET ASSETS
-----------------------------------------------------------------------------

                                   11/1/01-4/30/02          11/1/00-10/31/01
                                SHARES    NET ASSETS       SHARES   NET ASSETS
Beginning of period              4,371       $47,283        3,483      $39,103
Total increase                +    365        14,395          888        8,180 b
                              ------------------------------------------------
END OF PERIOD                    4,736       $61,678        4,371      $47,283 c

a Dollar amounts are net of proceeds received from early withdrawal fees that the fund charges on shares sold 180 days or less after buying them.

    CURRENT PERIOD              $ 9
    PRIOR PERIOD                $11

b Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $123 and $366 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

FINANCIAL NOTES


FINANCIAL NOTES

Unaudited

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.

--------------------------------------------------------------------------------
THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Capital Trust. The funds discussed in this report are highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993

     Schwab S&P 500 Fund
     Schwab Small-Cap Index Fund(R)
     Schwab Total Stock Market Index Fund(R)
     Schwab International Index Fund(R)
     Schwab Core Equity Fund(TM)
     Schwab MarketTrack All Equity Portfolio
     Schwab MarketTrack Growth Portfolio
     Schwab MarketTrack Balanced Portfolio
     Schwab MarketTrack Conservative Portfolio
     Schwab MarketManager Growth Portfolio
     Schwab MarketManager Balanced Portfolio
     Schwab MarketManager Small-Cap Portfolio
     Schwab MarketManager International Portfolio
     Communications Focus Fund
     Financial Services Focus Fund
     Health Care Focus Fund
     Technology Focus Fund
     Institutional Select S&P 500 Fund
     Institutional Select Large-Cap Value Index Fund
     Institutional Select Small-Cap Value Index Fund

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials. The most significant of these are described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS PAY DIVIDENDS from net investment income and make distributions from net capital gains once a year.

THE FUNDS MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks, because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUNDS MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds' repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the funds' custodian (or, with tri-party agreements, the agent's bank), and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUNDS MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUNDS NEGOTIATED FEES. The funds receive cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUNDS MAY BORROW MONEY FROM BANKS. The funds may obtain temporary bank loans through the trusts to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trusts have line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The funds pay interest on the amounts they borrow at rates that are negotiated periodically.

FINANCIAL NOTES

                             AMOUNT
                           OUTSTANDING            AVERAGE              AVERAGE
                           AT 4/30/02            BORROWING*            INTEREST
FUND                       ($ X 1,000)           ($ X 1,000)           RATE* (%)
--------------------------------------------------------------------------------
Institutional Select
S&P 500 Fund                   --                    21                  2.67
--------------------------------------------------------------------------------
Institutional Select
Large-Cap Value
Index Fund                     --                   405                  2.38
--------------------------------------------------------------------------------
Institutional Select
Small-Cap Value
Index Fund                     --                    95                  2.60
--------------------------------------------------------------------------------

*For the 6-months ended April 30, 2002.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, a fund may own shares of The Charles Schwab Corp. if that company is included in its index.

The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

         SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

         SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

         FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When a fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

         SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

GLOSSARY

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

INSTITUTIONAL SELECT(R)
FUNDS

FUNDS DESIGNED TO MEET
YOUR NEEDS

The Institutional Select Funds were designed with input from Investment Managers, who indicated a need for low-cost, tax-efficient index fund alternatives.

At Charles Schwab Investment Management, Inc. (CSIM), our goal is to understand the needs of our clients and then design investment tools that meet those needs. Through targeted research, we learned that our clients want low-cost index fund alternatives that are managed with an emphasis on tax efficiency and offer accurate tracking potential and a proven management team. The Institutional Select Funds are a direct result of that research, and offer real advantages designed specifically for institutional-type investors.

CSIM--THE RIGHT RESOURCES FOR
INVESTMENT ADVISERS

When we began in 1989, CSIM's primary focus was the retail customer, and today--with more than 40 funds, six million SchwabFunds(R) shareholder accounts and more than $145 billion in assets under management--we are a market leader.

Today, Investment Managers represent a large and growing part of the overall customer base for Charles Schwab & Co., Inc. (Schwab). The Institutional Select Funds are the first of what we hope will be many new CSIM funds that will provide high quality, cost-efficient portfolios for Investment Managers and their clients. We will continue to work closely with Investment Managers nationwide, with a view to providing them with the best institutional investment tools.

CSIM serves as the investment adviser to the Institutional Select Funds and SchwabFunds(R), and is an affiliate of Schwab. Schwab is the distributor for the Institutional Select Funds and SchwabFunds. The Charles Schwab Corporation is the parent company of CSIM and Schwab.

This report must be preceded or accompanied by a current prospectus.

INSTITUTIONAL SELECT(R) FUNDS

101 Montgomery Street, San Francisco, CA 94104

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

SchwabFunds(R)
P.O. Box 3812, Englewood, CO 80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2002 Charles Schwab & Co., Inc.
All rights reserved. Member SIPC/NYSE.

Printed on recycled paper. REG13995-03 (6/02)